[GRAPHIC OMITTED.]
                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.









                              LARGE CAP VALUE FUND

                               MID CAP VALUE FUND

                             SMALL CAP VALUE FUND II

                             LONG/SHORT EQUITY FUND









                               Semi-Annual Report
                                February 28, 2002


[LOGO OMITTED.]

BOSTON PARTNERS  ASSET MANAGEMENT, L.P.

ONE PHILOSOPHY   o   ONE CULTURE   o   ONE FOCUS

                         BOSTON PARTNERS FAMILY OF FUNDS
                           PORTFOLIO MANAGER'S LETTER


April 15, 2002

Dear Shareholder:

     The six-month period ending February 28, 2002, was highly volatile to say the least. The tragedies of September 11th caused an initial sell-off in the market, however patriotism promoted a dramatic recovery throughout the final months of the year. 2002 then began indecisively. As investors moved their focus from the year ending to the year beginning, we experienced a new wave of confidence. Investors chose to ignore some of the bad news of the recent quarter, and focus on recent positive indicators that the economy was poised to rebound. With this forward-looking approach, the markets began to rally in late February and into March of 2002.

     For the six month period ended February 28, 2002, the best performing segment of the market was small cap value with the Russell 2000 Value Index gaining 5.9%. Following closely behind was the Russell 2500 Value Index at 5.6%. In our opinion, the strength in the value indices coincides with investors' general concern and unwillingness to become aggressive in chasing earnings. We believe that the potential problem value investors face is that our universe of attractive investments is dwindling as growth investors begin to invade our territory.

     Despite positive indications, we are not convinced that the stronger economy will translate into higher earnings this year. Leading our thoughts on reasons why earnings estimates may still be too high begins with funding costs. Although interest rates are low, they have been edging upward. Additionally, with the Enron debacle and other accounting related problems, we observe that there has been an increased focus on debt levels, specifically on how companies fund daily operations with commercial paper. In our view, increased scrutiny coming from securities regulators and prominent investment managers may raise corporate America's cost of capital.

     It appears to us that another large factor soon to be lurking in the footnotes of annual reports is the cost of insurance. The tragedies of September 11 have caused insurance costs to skyrocket (one reason why we like the insurance business) and we believe that this will take a direct toll on earnings. A third major factor we continue to research is the effect of pension costs on the bottom line of many large companies. With recent stock market returns well below average and expectations still high, we believe that many companies could fail to meet their actuarial return expectations. In recent years the pension line item has been a contributor to earnings, but we believe that free ride is over.

BOSTON PARTNERS LARGE CAP VALUE FUND
     The Boston Partners Large Cap Value Fund posted strong positive returns over the six months ended February 28, 2002, beating both the Russell 1000 Value style index and the broader S&P 500.

                                                                   FOR THE
                                                              SIX MONTHS ENDED
                                                              FEBRUARY 28, 2002
                                                              -----------------
              Boston Partners Large Cap Value Fund
               --Institutional Shares                                 1.95%
               --Investor Shares                                      1.82%

              Russell 1000 Value                                     (0.79)%
              S&P 500                                                (1.67)%

     The value style of investing outperformed the growth style over this six month period. Large cap value stocks, as measured by the Russell 1000 Value Index lost 0.8% while large cap growth, measured by the Russell 1000 Growth Index, lost 2.4%. Basic industries and energy contributed to strong returns this quarter. In basic industries, the chemical and paper companies posted solid returns to contribute to performance. In the energy sector, many of the large corporations benefited from rising oil prices. It appears to us that overall, consumers continue to prop up the economy with their spending as many consumer-oriented companies did very well and both the non-durables and services sectors posted strong performance.

     Boston Partners Large Cap Value Fund posted positive absolute returns for the six month period ended February 2002. We continue to add to our string of positive performance, which has provided some stability in uncertain times. Versus the S&P 500, our composite posted stronger returns for the period with a lower weight and better stock selection in the poor performing technology sector. In addition, a higher weighting and better performance in basic industries also added value. We outperformed the Russell 1000 Value for the period as well and are outperforming the benchmark on a one, three and five-year basis.

                                                                                  FOR THE                FOR THE
                                                          FOR THE            THREE YEARS ENDED      FIVE YEARS ENDED
                                                      ONE YEAR ENDED         FEBRUARY 28, 2002      FEBRUARY 28, 2002
                                                     FEBRUARY 28, 2002          (ANNUALIZED)           (ANNUALIZED)
                                                     -----------------       -----------------      -----------------
         Boston Partners Large Cap Value Fund
          --Institutional Shares                           1.06%                  9.82%                   9.08%
          --Investor Shares                                0.86%                  9.55%                   8.87%

         Russell 1000 Value                               (3.84)%                 2.75%                   9.63%
         S&P 500                                          (9.52)%                (2.45)%                  8.45%

     Although we are pleased with these results, the market's volatility is cause for continued concern. We believe the future holds optimism, but the future may be farther out than the next quarter and well into the second half of this year. We remain dedicated to our strict value discipline with a focus on fundamental research and stock selection.

MID CAP VALUE EQUITY FUND
     The Boston Partners Mid Cap Value Fund posted strong positive returns over the six months ended February 2002, besting the Russell 2500 Value for the period.

                                                                                  FOR THE
                                                                             SIX MONTHS ENDED
                                                                             FEBRUARY 28, 2002
                                                                             -----------------
                           Boston Partners Mid Cap Value Fund
                            --Institutional Shares                                5.78%
                            --Investor Shares                                     5.71%

                           Russell 2500 Value                                     5.60%
                           Russell 2500 Index                                     1.42%

     The mid cap sector was home to both the strong and the weak this quarter. The Russell 2500 Value Index gained 5.6% for the six-month period, second only to the small cap value sector. The Russell 2500 Growth, however, fell almost 4.6% and was the worst of all the major indices. With a trailing one-year gain of over 11.5%, it appears to us that the Russell 2500 Value has rewarded patient mid cap value investors.

     The Boston Partners Mid Cap Value Fund continued its resurgence over this period and has gained back all the ground lost in 1999 and 2000. The Fund is ahead of both the Russell 2500 Value Index and the Russell 2500 Index for the six months ended February 28, 2002 and the prior one year period, and is one of the best performing funds in our product offerings for these two time periods. The strategy did well over this six month period based on strong stock selection in a number of different sectors with technology, consumer durables, health care and utilities all contributing.

     Concurrent with the theme across all of our equity products, we have had recent success due to exposure to economically sensitive sectors of the market. With recent strong performance due in large part to the anticipated economic recovery, we have trimmed issues in the energy, basic industries and technology sectors in favor of less cyclical issues. Companies in the health care sector currently look attractive to us and we have made new investments in this area. We believe that energy, a sector which has been influenced by the Mideast crisis, still has pockets of opportunity and we are maintaining our commitment, albeit to a lesser degree.

BOSTON PARTNERS SMALL CAP VALUE FUND II
     The Boston Partners Small Cap Value Fund II posted strong positive returns over the six months ended February 2002, while lagging the Russell 2000 Value for the period. The Fund was closed to new investors on December 28, 2001, in an effort to continue its strong performance.

                                                                    FOR THE
                                                               SIX MONTHS ENDED
                                                               FEBRUARY 28, 2002
                                                               -----------------
             Boston Partners Small Cap Value Fund II
              --Institutional Shares                                   2.16%
              --Investor Shares                                        2.12%

             Russell 2000 Value                                        5.86%

     Small cap value investments provided the market's highest returns over this period with the Russell 2000 Value Index gaining 5.9%. Small cap growth stocks lost 4.6% per the Russell 2000 Growth Index. The overall small cap segment of the market gained 0.9% as measured by the Russell 2000 Index.

     As a result of the tragedies on September 11th, it appears to us that "flight to quality investing" brought small cap stocks to trough levels, and then in the fourth quarter 2001 recovered dramatically. Opportunities in Insurance and Consumer Service stocks provided for strong gains over the period. Enron-itis spread like the plague, in January 2002 and the Boston Partners Small Cap Value Fund II was not able to avoid this. A few stocks held by the fund suffered due to capital market constraints.

     During the period, we selectively sold some positions into strength in basic industries and capital goods. Within the technology sector we redeployed gains from various holdings into new positions which we felt had better upside potential. We also dispatched capital to quality health care opportunities, some of which had been orphaned by the market's appetite for more cyclical stocks. As a result, health care has become the portfolio's largest weighting behind consumer services. The Boston Partners Small Cap Value Fund II leads the benchmark on a one and three-year basis.

                                                                                  FOR THE
                                                          FOR THE            THREE YEARS ENDED
                                                      ONE YEAR ENDED         FEBRUARY 28, 2002
                                                     FEBRUARY 28, 2002         (ANNUALIZED)
                                                     -----------------       -----------------
         Boston Partners Small Cap Value Fund II
          --Institutional Shares                          25.12%                  33.05%
          --Investor Shares                               24.92%                  32.81%

         Russell 2000 Value                               13.28%                  15.58%

     We believe that our disciplined approach that seeks to maintain the portfolio's upside potential and preserve its capital can produce attractive absolute and relative performance over the long-term.

BOSTON PARTNERS LONG/SHORT EQUITY FUND
     Since its inception, Boston Partners' Long/Short Equity Fund boasts strong performance, exceeding its target return of 15% net of fees, and outperforming the S&P 500 on an annualized basis which was 0.47%. The Fund ended the six months through February 28, 2002 with a slightly positive return, with the short side detracting less than the long side gained.

                                                                FOR THE
                                                         SIX MONTHS ENDED
                                                         FEBRUARY 28, 2002
                                                         -----------------
       Boston Partners Long/Short Equity
        --Institutional Shares                                    0.20%
        --Investor Shares                                         0.06%

     Strong performance in consumer-related stocks, including two takeovers, added positively to the strategy this over the period. The short side of technology proved more difficult as there was a rally in over-valued technology stocks, especially in the month of February 2002. Several companies in the sector are experiencing top line growth but no profit as too much capacity has driven margins down. It appears to us that investors are still buying these companies on hope, causing them to rise and hurt our short portfolio performance. One area where capacity utilization is tight is in the bottling industry, and these companies have contributed handsomely to our long portfolio.

     Some interesting value opportunities have been created in the "post-Enron" period where investors seem to be adjusting their portfolios to increase focus on companies with low debt rather than companies that are good values. Many investors are shying away from these companies, causing their valuations to become unduly depressed. In response, we have invested in some high quality companies with moderate financial leverage. In our opinion these companies appear to have sufficient free cash flow to pay down their debt and increase shareholder value over the longer term.

     The Boston Partners  Long/Short Equity Fund maintains three objectives:
         To produce a 15% return annualized over a full market cycle;
         To build a portfolio that has no-correlation to the US
         Equity Markets at all times; and
         To build a portfolio that has less volatility than the S&P 500 at all times.

     To this end, the fund invests long in companies that exhibit to us compelling valuations, strong fundamentals and positive earnings prospects. The fund simultaneously shorts companies that we believe are excessively valued, exhibit poor fundamentals and maintain weak earnings potential.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------

COMMON STOCK--98.1%
ADVERTISING SERVICES--1.4%
   Interpublic Group of Companies,
     Inc. (The) ............................          25,300        $   688,160
                                                                    -----------

AEROSPACE/DEFENSE--0.9%
   Lockheed Martin Corp. ...................           7,300            411,793
                                                                    -----------
AUTOMOTIVE--1.3%
   Ford Motor Company ......................          42,300            629,424
                                                                    -----------
BANKS & SAVINGS & LOANS--8.7%
   Comerica, Inc. ..........................          11,800            706,230
   FleetBoston Financial Corp. .............          25,300            844,514
   Golden State Bancorp, Inc. ..............          15,700            478,536
   Golden West Financial Corp. .............          13,500            860,625
   Toronto-Dominion Bank (The) .............          10,300            272,744
   Wachovia Corp. ..........................          29,300            973,639
                                                                    -----------
                                                                      4,136,288
                                                                    -----------
BROADCASTING & PUBLISHING--0.5%
   Clear Channels
     Communications, Inc.* .................           5,600            261,072
                                                                    -----------
BROKERAGE SERVICES--0.5%
   Aon Corporation .........................           6,900            238,947
                                                                    -----------
CEMENT MANUFACTURING--1.0%
   Cemex S.A. de C.V. - ADR* ...............          18,700            456,280
                                                                    -----------
CHEMICALS--2.9%
   Praxair, Inc. ...........................          10,200            590,580
   Syngenta AG - ADR* ......................          68,100            768,168
                                                                    -----------
                                                                      1,358,748
                                                                    -----------
COMMUNICATIONS & MEDIA--0.7%
   Avaya, Inc.* ............................          64,500            345,075
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES--3.4%
   Compaq Computer Corp. ...................          42,700            432,978
   Computer Sciences Corp.* ................           9,300            441,843
   Hewlett-Packard Co. .....................          26,600            535,192
   Parametric Technology Corp.* ............          31,200            229,632
                                                                    -----------
                                                                      1,639,645
                                                                    -----------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
CONSTRUCTION & HOUSING--0.6%
   Masco Corp. .............................          10,400        $   291,928
                                                                    -----------
CONSUMER NON-DURABLES--1.1%
   Gillette Co. (The) ......................          14,800            506,012
                                                                    -----------
DIVERSIFIED--1.7%
   McGraw-Hill Cos., Inc. (The) ............          12,000            789,600
                                                                    -----------
ELECTRIC UTILITIES--1.0%
   Pinnacle West Capital Corp. .............          12,000            486,720
                                                                    -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--2.9%
   Agilent Technologies, Inc.* .............          28,700            894,005
   Cypress Semiconductor Corp.* ............          10,300            204,455
   LSI Logic Corp.* ........................          12,200            182,878
   National Semiconductor Corp.* ...........           4,000            100,600
                                                                    -----------
                                                                      1,381,938
                                                                    -----------
FINANCIAL SERVICES--11.4%
   Citigroup, Inc. .........................          24,820          1,123,105
   Countrywide Credit
     Industries, Inc. ......................          17,700            726,585
   Fannie Mae ..............................           6,800            532,100
   Freddie Mac .............................          29,100          1,854,834
   MBIA, Inc. ..............................          19,850          1,160,232
                                                                    -----------
                                                                      5,396,856
                                                                    -----------
FOOD & BEVERAGE--1.1%
   Kraft Foods, Inc., Class A ..............          14,000            547,400
                                                                    -----------
GAMBLING--1.3%
   International Game Technology* ..........           9,100            614,432
                                                                    -----------
HEALTHCARE--1.6%
   HEALTHSOUTH Corp.* ......................          31,300            372,783
   Lincare Holdings Inc.* ..................          14,800            372,368
                                                                    -----------
                                                                        745,151
                                                                    -----------
INSURANCE--10.3%
   ACE Ltd. ................................          23,600          1,036,040
   Allmerica Financial Corp. ...............           8,480            368,711
   American International
     Group, Inc. ...........................          14,495          1,072,195



    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
INSURANCE--(CONTINUED)
   Berkshire Hathaway, Inc.* ...............             335        $   812,375
   Loews Corp. .............................          11,100            647,463
   Phoenix Companies, Inc. (The)* ..........          13,500            241,650
   Radian Group, Inc. ......................           6,000            280,020
   UnumProvident Corp. .....................          15,900            450,288
                                                                    -----------
                                                                      4,908,742
                                                                    -----------
MANUFACTURING--1.7%
   Tyco International Ltd. .................          28,400            826,440
                                                                    -----------
MEDICAL SUPPLIES--1.4%
   Baxter International, Inc. ..............           4,000            221,920
   Becton, Dickinson & Co. .................          12,300            451,287
                                                                    -----------
                                                                        673,207
                                                                    -----------
OIL & GAS EXPLORATION--9.2%
   Burlington Resources, Inc. ..............          25,400            954,532
   CNOOC Ltd. - ADR ........................          12,200            260,470
   Devon Energy Corp. ......................          20,200            882,336
   El Paso Corp. ...........................          27,364          1,069,385
   Petroleo Brasileiro S.A. - ADR* .........          16,000            392,000
   Transocean Sedco Forex, Inc. ............          28,400            795,484
                                                                    -----------
                                                                      4,354,207
                                                                    -----------
OIL SERVICES--5.0%
   Exxon Mobil Corp. .......................          28,300          1,168,790
   Marathon Oil Corp. ......................          43,200          1,188,000
                                                                    -----------
                                                                      2,356,790
                                                                    -----------
PAPER & FORESTRY PRODUCTS--3.1%
   Abitibi-Consolidated, Inc. ..............          55,200            472,512
   Boise Cascade Corp. .....................           7,100            255,245
   International Paper Co. .................          17,600            770,000
                                                                    -----------
                                                                      1,497,757
                                                                    -----------
PHARMACEUTICALS--6.7%
   American Home Products Corp. ............          18,700          1,188,385
   Bristol-Myers Squibb Co. ................          10,500            493,500
   Johnson & Johnson .......................           8,800            535,920
   Pharmacia Corp. .........................          14,300            587,015
   Schering-Plough Corp. ...................          10,400            358,696
                                                                    -----------
                                                                      3,163,516
                                                                    -----------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
PUBLISHING & INFORMATION SERVICES--3.0%
   Gannett Co., Inc. .......................           7,400        $   563,732
   Knight-Ridder, Inc. .....................           3,500            235,900
   Reader's Digest Association, Inc.
     (The), Class A ........................          29,200            609,696
                                                                    -----------
                                                                      1,409,328
                                                                    -----------
REAL ESTATE--1.6%
   Avalonbay Communities,
     Inc. (REIT) ...........................           4,900            226,086
   Equity Residential Properties
     Trust (REIT) ..........................           8,800            237,160
   TrizecHahn Corp. ........................          20,000            319,000
                                                                    -----------
                                                                        782,246
                                                                    -----------
RETAIL--2.6%
   J.C. Penney Company, Inc.
     (Holding Co.) .........................          25,600            500,224
   May Department Stores
     Co. (The) .............................           6,400            234,496
   Sears, Roebuck & Co. ....................           9,600            504,768
                                                                    -----------
                                                                      1,239,488
                                                                    -----------
STEEL--1.3%
   AK Steel Holding Corp. ..................          26,200            366,538
   United States Steel Corp. ...............          15,000            265,800
                                                                    -----------
                                                                        632,338
                                                                    -----------
TELECOMMUNICATIONS & EQUIPMENT--7.1%
   3Com Corp.* .............................         168,900            810,720
   AT&T Corp. ..............................          30,477            473,612
   Lucent Technologies, Inc.* ..............          39,100            218,569
   SBC Communications, Inc. ................          13,075            494,758
   Sprint Corp. ............................          62,000            873,580
   Verizon Communications, Inc. ............          10,342            484,006
                                                                    -----------
                                                                      3,355,245
                                                                    -----------
TOBACCO--1.0%
   UST, Inc. ...............................          13,000            453,180
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
TRANSPORTATION - SHIPPING--0.1%
   CP Ships Limited ........................           4,825        $    53,075
                                                                    -----------
     TOTAL COMMON STOCK
       (Cost $46,151,475) ..................                         46,631,028
                                                                    -----------
                                                        PAR
                                                       (000)
                                                      ------
SHORT TERM INVESTMENTS--1.2%
   Wilmington Fund Cash Sweep
     1.491% 03/01/02 .......................          $  548            548,129
                                                                    -----------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $548,129) .....................                            548,129
                                                                    -----------
TOTAL INVESTMENTS--99.3%
   (Cost $46,699,604) ......................                         47,179,157
                                                                    -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.7% .......................                            346,472
                                                                    -----------
NET ASSETS--100.0% .........................                        $47,525,629
                                                                    ===========



-----------------
*  Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
COMMON STOCK--95.5%
ADVERTISING SERVICES--1.8%
   Lamar Advertising Co.* ..................          34,105        $ 1,360,448
                                                                    -----------
AUTOMOTIVE PARTS & EQUIPMENT--1.6%
   Lear Corp.* .............................          28,200          1,260,540
                                                                    -----------
BANKS & SAVINGS & LOANS--3.6%
   Associated Banc-Corp ....................          14,300            524,238
   First Tennessee National Corp. ..........          10,900            376,050
   Golden State Bancorp, Inc. ..............          33,300          1,014,984
   GreenPoint Financial Corp. ..............          18,500            814,000
                                                                    -----------
                                                                      2,729,272
                                                                    -----------
CABLE--0.8%
   Cablevision Systems Corporation-
     Rainbow Media Group* ..................          23,000            581,900
                                                                    -----------
CELLULAR/WIRELESS--1.5%
   United States Cellular Corp.* ...........          29,850          1,158,180
                                                                    -----------
CHEMICALS--1.0%
   Ashland, Inc. ...........................          18,200            789,698
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES--6.8%
   Adaptec, Inc.* ..........................          46,800            533,520
   BMC Software, Inc.* .....................          34,300            550,515
   Lexmark International, Inc.* ............          20,900          1,038,939
   Maxtor Corp.* ...........................          49,700            355,355
   Parametric Technology Corp.* ............         115,100            847,136
   SanDisk Corp.* ..........................          32,800            482,488
   Sybase, Inc.* ...........................          62,700          1,057,749
   Vignette Corp.* .........................         135,900            380,520
                                                                    -----------
                                                                      5,246,222
                                                                    -----------
DIVERSIFIED--2.8%
   ITT Industries, Inc. ....................          12,100            713,900
   Viad Corp. ..............................          57,100          1,421,790
                                                                    -----------
                                                                      2,135,690
                                                                    -----------
ELECTRIC UTILITIES--4.9%
   Allegheny Energy, Inc. ..................          12,600            435,582
   NSTAR ...................................          17,300            758,432
   Pinnacle West Capital Corp. .............          42,900          1,740,024



                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
ELECTRIC UTILITIES--(CONTINUED)
   PPL Corp. ...............................          13,000        $   423,930
   UtiliCorp United, Inc. ..................          16,600            365,864
                                                                    -----------
                                                                      3,723,832
                                                                    -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--5.1%
   GlobespanVirata, Inc.* ..................          53,000            594,130
   Molex, Inc. .............................          19,300            571,280
   Molex, Inc., Class A ....................           4,970            130,562
   National Semiconductor Corp.* ...........          21,500            540,725
   Rogers Corp.* ...........................          22,500            326,025
   Teradyne, Inc.* .........................          31,280          1,048,193
   Thermo Electron Corp.* ..................          33,400            679,690
                                                                    -----------
                                                                      3,890,605
                                                                    -----------
ENERGY--2.8%
   Constellation Energy
     Group, Inc. ...........................          47,900          1,383,352
   Sempra Energy ...........................          35,060            782,539
                                                                    -----------
                                                                      2,165,891
                                                                    -----------
FINANCIAL SERVICES--2.7%
   A.G. Edwards, Inc. ......................          13,300            543,305
   Affiliated Managers
     Group, Inc.* ..........................           8,000            533,040
   Countrywide Credit
     Industries, Inc. ......................          24,600          1,009,830
                                                                    -----------
                                                                      2,086,175
                                                                    -----------
FOOD & BEVERAGE--1.2%
   McCormick & Company, Inc. ...............          18,400            901,600
                                                                    -----------
HEALTHCARE--7.1%
   Aetna, Inc. .............................          18,900            662,634
   Apria Healthcare Group, Inc.* ...........          70,905          1,530,839
   Health Net, Inc.* .......................          28,600            693,264
   Kindred Healthcare, Inc.* ...............           8,400            335,916
   Manor Care, Inc.* .......................          65,600          1,230,000
   Trigon Healthcare, Inc.* ................          13,600            975,120
                                                                    -----------
                                                                      5,427,773
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
HOTELS AND MOTELS--1.8%
   Hilton Hotels Corp. .....................          42,800        $   550,408
   Starwood Hotel & Resorts
     Worldwide, Inc. .......................          23,430            843,480
                                                                    -----------
                                                                      1,393,888
                                                                    -----------
INSURANCE--15.2%
   Allmerica Financial Corp. ...............          28,300          1,230,484
   CNA Financial Corp.* ....................          39,575          1,148,071
   Everest Re Group Ltd. ...................          10,800            786,780
   Jefferson-Pilot Corp. ...................          17,300            874,861
   Mercury General Corp. ...................          57,265          2,473,848
   Nationwide Financial Services,
     Inc., Class A .........................          18,255            738,962
   PartnerRe Ltd. ..........................          14,490            820,134
   Principal Financial Group,
     Inc. (The)* ...........................          55,630          1,355,147
   Radian Group, Inc. ......................          48,200          2,249,494
                                                                    -----------
                                                                     11,677,781
                                                                    -----------
LEISURE & ENTERTAINMENT--1.9%
   Harrah's Entertainment, Inc.* ...........          15,100            610,644
   Six Flags, Inc.* ........................          56,400            831,900
                                                                    -----------
                                                                      1,442,544
                                                                    -----------
MANUFACTURING--0.4%
   York International Corp. ................           7,985            279,475
                                                                    -----------
MEDICAL EQUIPMENT AND SUPPLIES--4.0%
   Apogent Technologies, Inc.* .............          21,500            516,215
   Bausch & Lomb, Inc. .....................          11,900            451,962
   C.R. Bard, Inc. .........................          23,500          1,278,400
   IMS Health, Inc. ........................          39,400            788,000
                                                                    -----------
                                                                      3,034,577
                                                                    -----------
METALS - NON-FERROUS--1.0%
   Phelps Dodge Corp.* .....................          20,300            769,573
                                                                    -----------
OIL & GAS EXPLORATION--5.9%
   Devon Energy Corp. ......................          20,800            908,544
   Diamond Offshore Drilling, Inc. .........          34,400            996,568
   Kerr-McGee Corp. ........................          19,500          1,078,155
   Nabors Industries,Inc.* .................          13,400            475,298


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
OIL & GAS EXPLORATION--(CONTINUED)
   Pioneer Natural Resources Co.* ..........          18,000        $   356,760
   Swift Energy Co.* .......................          41,600            750,464
                                                                    -----------
                                                                      4,565,789
                                                                    -----------
OIL FIELD MACHINERY & EQUIPMENT--0.9%
   Grant Prideco, Inc.* ....................          54,800            685,548
                                                                    -----------
PACKAGING & CONTAINERS--2.2%
   Pactiv Corp.* ...........................          40,700            774,521
   Sealed Air Corp.* .......................          20,300            913,094
                                                                    -----------
                                                                      1,687,615
                                                                    -----------
PAPER & FORESTRY PRODUCTS--4.0%
   Abitibi-Consolidated, Inc. ..............         155,300          1,329,368
   Boise Cascade Corp. .....................          26,300            945,485
   Temple-Inland, Inc. .....................          14,800            824,212
                                                                    -----------
                                                                      3,099,065
                                                                    -----------
PHARMACEUTICALS--0.3%
   Shire Pharmaceuticals
     Group PLC* ............................          11,500            273,470
                                                                    -----------
PUBLISHING & INFORMATION SERVICES--3.3%
   Knight-Ridder, Inc. .....................          14,600            984,040
   Reader's Digest Association,
     Inc. (The), Class A ...................          25,325            528,786
   Valassis Communications, Inc.* ..........          26,500          1,019,190
                                                                    -----------
                                                                      2,532,016
                                                                    -----------
REAL ESTATE--0.8%
   TrizecHahn Corp. ........................          37,200            593,340
                                                                    -----------
RETAIL--6.1%
   Foot Locker, Inc.* ......................          61,300          1,011,450
   J.C. Penney Company, Inc.
     (Holding Co.) .........................          24,300            474,822
   Payless ShoeSource, Inc.* ...............          35,200          2,092,288
   Tommy Hilfiger Corp.* ...................          86,700          1,136,637
                                                                    -----------
                                                                      4,715,197
                                                                    -----------
STEEL--1.4%
   United States Steel Corp. ...............          59,900          1,061,428
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
TEXTILES & APPAREL--1.7%
   Jones Apparel Group, Inc.* ..............          36,000        $ 1,283,760
                                                                    -----------
TOBACCO--0.9%
   Loews Corp - Carolina Group* ............          22,900            681,275
                                                                    -----------
     TOTAL COMMON STOCK
       (Cost $67,394,442) ..................                         73,234,167
                                                                    -----------
                                                      PAR
                                                     (000)
                                                    -------
SHORT TERM INVESTMENTS--0.8%
   Wilmington Fund Cash Sweep
     1.491% 03/01/02 .......................        $    577            577,140
                                                                    -----------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $577,140) .....................                            577,140
                                                                    -----------
TOTAL INVESTMENTS--96.3%
   (Cost $67,971,582) ......................                         73,811,307
                                                                    -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--3.7% .......................                          2,818,452
                                                                    -----------
NET ASSETS--100.0% .........................                        $76,629,759
                                                                    ===========


-------------
*  Non-income producing.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
COMMON STOCK--97.2%
ADVERTISING--1.4%
   ADVO, Inc. ..............................         144,700       $  5,498,600
   Penton Media, Inc.* .....................          62,200            469,610
                                                                    -----------
                                                                      5,968,210
                                                                    -----------
AEROSPACE & DEFENSE--0.3%
   DRS Technologies, Inc.* .................          34,600          1,384,000
                                                                    -----------
AIR TRANSPORT--0.7%
   Frontier Airlines, Inc.* ................         102,800          2,164,968
   Mesaba Holdings, Inc.* ..................          77,600            692,192
                                                                    -----------
                                                                      2,857,160
                                                                    -----------
AUTOMOBILES--0.7%
   Lithia Motors, Inc.* ....................         143,800          2,818,480
                                                                    -----------
AUTOMOTIVE--3.1%
   Coachmen Industries, Inc. ...............         122,200          2,187,380
   Dollar Thrifty Automotive
     Group, Inc.* ..........................         154,344          2,623,848
   National R.V. Holdings, Inc.* ...........         152,100          1,521,000
   Oshkosh Truck Corp. .....................         132,700          6,980,020
                                                                    -----------
                                                                     13,312,248
                                                                    -----------
BANKS & SAVINGS & LOANS--3.2%
   Bay View Capital Corp. ..................         687,000          4,479,240
   BBVA Banco Frances SA - ADR* ............          57,880            159,749
   Fidelity Bankshares, Inc. ...............          12,900            220,590
   Flagstar Bancorp, Inc. ..................         124,250          2,932,300
   IndyMac Bancorp, Inc.* ..................         216,700          5,326,486
   ITLA Capital Corp.* .....................           7,000            162,323
   Local Financial Corp.* ..................          35,200            546,656
                                                                    -----------
                                                                     13,827,344
                                                                    -----------
BROADCASTING & PUBLISHING--0.2%
   Liberty Corp. (The) .....................          20,500            867,150
                                                                    -----------
BUSINESS & PUBLIC SERVICES--3.1%
   American Management
     Systems, Inc.* ........................         119,800          2,221,092
   CDI Corp.* ..............................          95,100          2,006,610
   Hall, Kinion & Associates, Inc.* ........         156,100          1,092,700



                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
BUSINESS & PUBLIC SERVICES--(CONTINUED)
   MPS Group, Inc.* ........................         826,600       $  5,447,294
   Spherion Corp.* .........................         105,000            976,500
   Staff Leasing, Inc. .....................          90,400            271,200
   Wackenhut Corp. (The), Class B ..........          52,400          1,367,640
                                                                    -----------
                                                                     13,383,036
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES--6.9%
   CompuCom Systems, Inc.* .................         825,700          2,468,843
   Covansys Corp.* .........................         228,200          1,864,394
   DataTRACK International, Inc.* ..........         340,000          1,122,000
   GameStop Corp.* .........................          41,900            800,290
   Hyperion Solutions Corp.* ...............         121,500          2,619,540
   Imation Corp.* ..........................          69,900          1,641,252
   Maxtor Corp.* ...........................         579,256          4,141,680
   PC-Tel, Inc.* ...........................         542,700          4,363,308
   Pomeroy Computer
     Resources, Inc.* ......................         169,896          2,385,340
   Recoton Corp.* ..........................         193,700            922,012
   SPSS, Inc.* .............................         112,500          1,974,375
   Trident Microsystems, Inc.* .............          97,900            642,224
   Vignette Corp.* .........................        1,585,100         4,438,280
                                                                    -----------
                                                                     29,383,538
                                                                    -----------
CONSTRUCTION & BUILDING MATERIALS--0.9%
   Butler Manufacturing Co. ................          51,800          1,293,964
   Insituform Technologies, Inc.* ..........          98,500          2,432,950
                                                                    -----------
                                                                      3,726,914
                                                                    -----------
CONSTRUCTION & HOUSING--0.8%
   Fleetwood Enterprises, Inc. .............         112,700          1,124,746
   Modtech Holdings, Inc.* .................         209,000          1,985,500
   Palm Harbor Homes, Inc.* ................          18,400            382,720
                                                                    -----------
                                                                      3,492,966
                                                                    -----------
CONSULTING SERVICES--1.9%
   Navigant Consulting, Inc.* ..............         937,200          5,051,508
   Right Management
     Consultants, Inc.* ....................         130,900          3,277,736
                                                                    -----------
                                                                      8,329,244
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
CONSUMER PRODUCTS & SERVICES--4.3%
   Pennzoil-Quaker State Co. ...............         392,700       $  5,537,070
   Pittston Brink's Group ..................          61,900          1,437,937
   Rent-A-Center, Inc.* ....................         126,700          5,427,828
   Silgan Holdings, Inc.* ..................         192,900          5,929,746
                                                                   ------------
                                                                     18,332,581
                                                                   ------------
DATA PROCESSING & REPRODUCTION--0.4%
   FileNET Corp.* ..........................         102,900          1,686,531
                                                                   ------------
DISTRIBUTION--2.0%
   Bell Microproducts, Inc.* ...............         222,200          2,441,978
   Daisytek International Corp.* ...........         212,200          3,095,998
   Owens & Minor, Inc. .....................         169,800          3,226,200
                                                                   ------------
                                                                      8,764,176
                                                                   ------------
ELECTRIC UTILITIES--1.5%
   El Paso Electric Co.* ...................          81,300          1,167,468
   Green Mountain Power Corp. ..............          27,700            480,595
   Sierra Pacific Resources ................         294,600          4,757,790
                                                                   ------------
                                                                      6,405,853
                                                                   ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.1%
   Therma-Wave, Inc.* ......................          74,000            836,200
   UCAR International, Inc.* ...............         231,200          2,490,024
   Ultratech Stepper, Inc.* ................          87,900          1,379,151
                                                                   ------------
                                                                      4,705,375
                                                                   ------------
ELECTRONICS--0.7%
   Integrated Electrical
     Services, Inc.* .......................         707,100          3,075,885
                                                                   ------------
ENTERTAINMENT--1.7%
   Acclaim Entertainment, Inc.* ............         721,700          2,771,328
   Topps Co., Inc. (The)* ..................         232,200          2,226,798
   WMS Industries, Inc.* ...................         136,700          2,319,799
                                                                   ------------
                                                                      7,317,925
                                                                   ------------
ENVIRONMENTAL SERVICES--0.1%
   Exponent, Inc.* .........................          43,500            563,325
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
FINANCIAL SERVICES--3.3%
   Advanta Corp., Class B ..................         125,300       $  1,133,965
   BKF Capital Group, Inc.* ................          29,500            817,150
   Brookline Bancorp, Inc. .................          22,900            375,102
   Century Business Services, Inc.* ........         103,200            335,400
   Charter Municipal Mtg. Accpt ............          84,000          1,330,560
   Gladstone Capital Corp. .................         157,800          2,714,160
   Saxon Capital, Inc.* ....................         676,500          7,509,150
                                                                   ------------
                                                                     14,215,487
                                                                   ------------
GAMBLING--0.8%
   Scientific Games Corp.* .................         354,100          3,342,704
                                                                   ------------
GAS & OIL SUPPLIER--0.4%
   World Fuel Services Corp. ...............         110,700          1,826,550
                                                                   ------------
HEALTHCARE--8.5%
   Apria Healthcare Group, Inc.* ...........         615,800         13,295,122
   Kindred Healthcare, Inc.* ...............         100,700          4,026,993
   NBTY, Inc.* .............................         503,300          7,468,972
   RehabCare Group, Inc.* ..................         318,300          7,088,541
   Renal Care Group, Inc.* .................         103,200          3,168,240
   Res-Care, Inc.* .........................         146,500          1,196,905
                                                                   ------------
                                                                     36,244,773
                                                                   ------------
INSURANCE--12.0%
   American Physicians
     Capital, Inc.* ........................         140,400          2,497,716
   Annuity and Life Re
     (Holdings) Ltd. .......................         332,900          5,519,482
   Arch Capital Group Ltd.* ................         126,800          3,410,920
   CNA Surety Corp. ........................          64,000            915,200
   FPIC Insurance Group, Inc.* .............         197,900          2,455,939
   Hilb, Rogal & Hamilton Co. ..............          93,800          3,334,590
   Insurance Auto Auctions, Inc.* ..........         111,914          1,701,093
   IPC Holdings Ltd. .......................         367,800         11,442,258
   LandAmerica Financial
     Group, Inc. ...........................          35,000          1,048,950
   Max Re Capital Ltd. .....................         140,700          2,232,909
   Mutual Risk Management Ltd. .............         411,000            480,870
   Odyssey Re Holdings Corp. ...............         259,400          4,298,258
   PMA Capital Corp. .......................         138,300          2,821,320


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
INSURANCE--(CONTINUED)
   RenaissanceRe Holdings Ltd. .............          19,600       $  2,123,268
   Scottish Annuity & Life
     Holdings Ltd. .........................          86,800          1,380,120
   W.R. Berkley Corp. ......................         103,000          5,613,500
                                                                   ------------
                                                                     51,276,393
                                                                   ------------
INTERNET--1.9%
   CheckFree Corp.* ........................          87,100          1,215,045
   DoubleClick, Inc.* ......................         334,100          3,598,257
   Earthlink, Inc.* ........................         349,200          3,132,324
                                                                   ------------
                                                                      7,945,626
                                                                   ------------
MACHINERY & ENGINEERING--1.1%
   AGCO Corp.* .............................         169,700          3,811,462
   Lindsay Manufacturing Co. ...............          44,100            948,150
                                                                   ------------
                                                                      4,759,612
                                                                   ------------
MANUFACTURING--2.7%
   Actuant Corp., Class A* .................          92,900          3,670,479
   Foamex International, Inc.* .............         277,500          2,236,650
   Quixote Corp. ...........................         171,200          3,086,736
   Toro Co. (The) ..........................          42,200          2,392,740
                                                                   ------------
                                                                     11,386,605
                                                                   ------------
MEDICAL EQUIPMENT AND SUPPLIES--3.9%
   Cooper Companies, Inc., (The) ...........          62,800          2,969,812
   Option Care, Inc.* ......................         425,200          6,080,360
   Orthofix International N.V.* ............          45,400          1,566,300
   PAREXEL International Corp.* ............          66,700          1,016,508
   Sola International, Inc.* ...............         460,100          5,180,726
                                                                   ------------
                                                                     16,813,706
                                                                   ------------
MEDICAL PROVIDERS & SERVICES--0.4%
   VCA Antech, Inc.* .......................         134,100          1,748,664
                                                                   ------------
METALS & MINING--1.0%
   Joy Global, Inc.* .......................         198,300          2,796,030
   Massey Energy Co. .......................         104,900          1,483,286
                                                                   ------------
                                                                      4,279,316
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
OIL & GAS EXPLORATION--2.4%
   EXCO Resources, Inc.* ...................          21,700       $    327,236
   Gulf Indonesia Resources Ltd.* ..........         116,000            997,600
   Parker Drilling Co.* ....................         333,700          1,404,877
   Pride International, Inc.* ..............         266,000          3,426,080
   Swift Energy Co.* .......................         240,300          4,335,012
                                                                   ------------
                                                                     10,490,805
                                                                   ------------
OIL FIELD MACHINERY & EQUIPMENT--1.4%
   Grant Prideco, Inc.* ....................         484,100          6,056,091
                                                                   ------------
OIL SERVICES--1.4%
   Cal Dive International, Inc.* ...........         178,400          4,089,285
   Enbridge Energy Partners, L.P. ..........          45,600          1,922,040
                                                                   ------------
                                                                      6,011,325
                                                                   ------------
PACKAGING & CONTAINERS--0.6%
   Ivex Packaging Corp.* ...................          42,000            923,580
   Tupperware Corp. ........................          83,300          1,680,994
                                                                   ------------
                                                                      2,604,574
                                                                   ------------
PRINTING SERVICES--0.3%
   Consolidated Graphics, Inc.* ............          73,500          1,368,570
                                                                   ------------
PUBLISHING & INFORMATION SERVICES--1.3%
   Pulitzer, Inc. ..........................          25,800          1,315,542
   R.H. Donnelley Corp.* ...................         133,700          3,849,223
   Value Line, Inc. ........................          10,100            470,660
                                                                   ------------
                                                                      5,635,425
                                                                   ------------
RAILROADS--0.9%
   RailAmerica, Inc.* ......................         344,400          3,809,064
                                                                   ------------
REAL ESTATE--6.5%
   Capital Automotive (REIT) ...............          99,800          2,142,706
   Coldwater Creek, Inc.* ..................          45,000            698,850
   Corporate Office Properties
     Trust (REIT) ..........................         251,275          3,065,555
   FBR Asset Investment
     Corp. (REIT)* .........................          93,200          2,551,816
   Insignia Financial Group, Inc.* .........         356,500          3,600,650


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
REAL ESTATE--(CONTINUED)
   Jones Lang LaSalle, Inc.* ...............          91,500       $  1,690,920
   LNR Property Corp. ......................         109,200          3,614,520
   Redwood Trust, Inc. (REIT) ..............         191,200          4,955,904
   Trammell Crow Co.* ......................         448,800          5,394,576
                                                                   ------------
                                                                     27,715,497
                                                                   ------------
RETAIL--7.9%
   Charming Shoppes, Inc.* .................         606,500          4,573,010
   Claire's Stores, Inc. ...................         152,400          2,889,504
   Duane Reade, Inc.* ......................          51,100          1,599,430
   Friedman's, Inc. ........................         256,300          2,534,807
   InterTAN, Inc.* .........................         107,000          1,279,720
   J. Jill Group, Inc.* ....................         131,700          3,048,855
   Men's Wearhouse, Inc. (The)* ............         267,900          6,579,624
   Oakley, Inc.* ...........................         199,100          3,221,438
   Pier 1 Imports, Inc. ....................         267,625          5,344,471
   School Specialty, Inc.* .................          21,700            608,034
   Steven Madden Ltd.* .....................          85,100          1,276,500
   Tommy Hilfiger Corp.* ...................          78,300          1,026,513
                                                                   ------------
                                                                     33,981,906
                                                                   ------------
TELECOMMUNICATIONS--0.9%
   Lightbridge, Inc.* ......................         346,100          3,384,858
   Netro Corp.* ............................         210,900            624,264
                                                                   ------------
                                                                      4,009,122
                                                                   ------------
TOBACCO--2.1%
   DIMON, Inc. .............................         418,800          3,120,060
   Standard Commercial Corp. ...............         166,900          3,121,030
   Universal Corp. .........................          71,800          2,636,496
                                                                   ------------
                                                                      8,877,586
                                                                   ------------
TRANSPORTATION--0.3%
   UTI Worldwide, Inc.* ....................          79,400          1,349,800
                                                                   ------------
TRAVEL SERVICES--0.2%
   Ambassadors International, Inc.* ........          44,500            912,250
                                                                   ------------
    TOTAL COMMON STOCK
       (Cost $398,507,028) .................                        416,863,392
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
PREFERRED STOCKS--0.2%
OIL & GAS EXPLORATION--0.2%
   EXCO Resources, Inc.
     5.00% 05/23/03* .......................              43       $    715,015
                                                                   ------------
     TOTAL PREFERRED STOCKS
       (Cost $886,315) .....................                            715,015
                                                                   ------------
                                                      PAR
                                                     (000)
                                                    --------
SHORT TERM INVESTMENTS--3.1%
   Wilmington Fund Cash Sweep
     1.491% 03/01/02 .......................        $ 13,250         13,250,404
                                                                   ------------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $13,250,404) ..................                         13,250,404
                                                                   ------------
TOTAL INVESTMENTS--100.5%
   (Cost $412,643,747) .....................                        430,828,811
                                                                   ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.5%) ....................                         (2,136,669)
                                                                   ------------
NET ASSETS--100.0% .........................                       $428,692,142
                                                                   ============



--------------
*  Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
LONG POSITIONS--91.7%
DOMESTIC COMMON STOCK--87.0%
ADVERTISING SERVICES--1.0%
   Lamar Advertising Co.* ..................          25,900       $  1,033,151
                                                                   ------------
AEROSPACE/DEFENSE--2.2%
   Ducommun, Inc.* .........................          61,300            852,070
   Empresa Brasileira de Aeronautica
     S.A. - ADR ............................          55,400          1,216,030
   Rockwell Collins, Inc. ..................           9,800            227,850
                                                                   ------------
                                                                      2,295,950
                                                                   ------------
BANKS & SAVINGS & LOANS--3.4%
   Bay View Capital Corp. ..................         150,079            978,515
   First International Bancorp, Inc. -
     Restricted Escrow Shares ..............          11,100                  0
   Unibanco - Uniao de Bancos
     Brasileiros S.A. - GDR ................          66,600          1,611,720
   Wintrust Financial Corp. ................          30,800          1,003,156
                                                                   ------------
                                                                      3,593,391
                                                                   ------------
BROADCASTING & PUBLISHING--6.3%
   Acme Communications, Inc.* ..............         108,700            907,645
   Gemstar-TV Guide
     International, Inc.* ..................          72,300          1,322,367
   Liberty Corp. (The) .....................          23,900          1,010,970
   Liberty Media Corp., Class A* ...........          69,400            888,320
   Lynch Interactive Corp.* ................          13,700            561,700
   Sinclair Broadcasting Group, Inc.,
     Class A* ..............................          92,000          1,058,920
   USA Networks, Inc.* .....................          27,600            815,856
                                                                   ------------
                                                                      6,565,778
                                                                   ------------
BUSINESS & PUBLIC SERVICES--4.9%
   Hall, Kinion & Associates, Inc.* ........         106,100            742,700
   Interep National Radio Sales, Inc.,
     Class A* ..............................         270,900          1,151,325
   Spherion Corp.* .........................          44,000            409,200
   Staff Leasing, Inc. .....................         362,400          1,087,200
   Wackenhut Corp. (The), Class B ..........          67,300          1,756,530
                                                                   ------------
                                                                      5,146,955
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
CHEMICALS--0.4%
   Southwall Technologies, Inc.* ...........          56,800       $    453,236
                                                                   ------------
COMPUTERS, SOFTWARE & SERVICES--10.1%
   Ascential Software Corp.* ...............         147,300            574,470
   Compuware Corp.* ........................          83,000            947,030
   Hoover's, Inc.* .........................          66,900            304,395
   NEON Systems, Inc.* .....................          58,150            393,094
   NetIQ Corp.* ............................          39,400            854,980
   Netopia, Inc.* ..........................         194,700            776,853
   Ontrack Data International, Inc.* .......          51,900            467,100
   Oracle Corp.* ...........................          66,700          1,108,554
   Parametric Technology Corp.* ............         103,800            763,968
   RADVision Ltd.* .........................         169,800            959,370
   SilverStream Software, Inc.* ............          52,000            249,600
   Sun Microsystems, Inc.* .................          59,100            502,941
   Trident Microsystems, Inc.* .............         176,900          1,160,464
   Vignette Corp.* .........................         168,000            470,400
   Wipro Ltd. - ADR ........................          27,700          1,008,280
                                                                   ------------
                                                                     10,541,499
                                                                   ------------
CONSTRUCTION & HOUSING--1.5%
   Cavalier Homes, Inc.* ...................         148,400            555,016
   Shaw Group, Inc. (The)* .................          34,400            835,576
   Southern Energy Homes, Inc.* ............          79,000            184,860
                                                                   ------------
                                                                      1,575,452
                                                                   ------------
CONSULTING SERVICES--1.8%
   Navigant Consulting, Inc.* ..............         280,700          1,512,973
   SITEL Corp.* ............................         147,700            367,773
                                                                   ------------
                                                                      1,880,746
                                                                   ------------
CONSUMER PRODUCTS & SERVICES--2.0%
   Pennzoil-Quaker State Co. ...............          61,600            868,560
   Rent-Way, Inc.* .........................         130,200            716,100
   Service Corp. International* ............          93,800            453,054
                                                                   ------------
                                                                      2,037,714
                                                                   ------------
ELECTRIC UTILITIES--0.3%
   Green Mountain Power Corp. ..............          15,600            270,660
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--0.2%
   PCD, Inc.* ..............................          21,600       $     28,080
   Rockwell Automation, Inc. ...............           8,500            167,875
                                                                   ------------
                                                                        195,955
                                                                   ------------
ENERGY EQUIPMENT & SERVICES--0.1%
   Rentech, Inc.* ..........................         234,500            131,320
                                                                   ------------
ENVIRONMENTAL SERVICES--0.6%
   Exponent, Inc.* .........................          47,000            608,650
                                                                   ------------
FINANCIAL SERVICES--7.1%
   A.G. Edwards, Inc. ......................          25,800          1,053,930
   American Express Co. ....................          30,600          1,115,370
   BKF Capital Group, Inc.* ................          32,700            905,790
   Century Business
     Services, Inc.* .......................          59,900            194,675
   Gladstone Capital Corp. .................          64,500          1,109,400
   London Pacific Group
     Ltd. - ADR ............................         246,600            826,110
   SoundView Technology
     Group, Inc.* ..........................         870,500          2,176,250
                                                                   ------------
                                                                      7,381,525
                                                                   ------------
HEALTHCARE--1.8%
   Kindred Healthcare, Inc.* ...............          12,000            479,880
   Pediatric Services of
     America, Inc.* ........................          42,000            543,900
   RehabCare Group, Inc.* ..................          37,700            839,579
                                                                   ------------
                                                                      1,863,359
                                                                   ------------
INSURANCE--11.0%
   Allmerica Financial Corp. ...............          34,600          1,504,408
   American International
     Group, Inc. ...........................          17,900          1,324,063
   American Physicians
     Capital, Inc.* ........................          25,100            446,529
   Annuity and Life Re
     (Holdings) Ltd. .......................          37,700            625,066
   Highlands Insurance
     Group, Inc.* ..........................          41,100              1,438
   Hub International Ltd.* .................          78,400            831,040



                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
INSURANCE--(CONTINUED)
   IPC Holdings Ltd. .......................          58,500       $  1,819,935
   Loews Corp. .............................          16,900            985,777
   Nationwide Financial Services, Inc.,
     Class A ...............................          21,800            882,464
   Phoenix Companies,
     Inc. (The)* ...........................          53,500            957,650
   Radian Group, Inc. ......................          26,900          1,255,423
   Trenwick Group Ltd. .....................         101,900            835,580
                                                                   ------------
                                                                     11,469,373
                                                                   ------------
INTERNET--4.3%
   CheckFree Corp.* ........................          54,800            764,460
   ePresence, Inc.* ........................          63,600            236,592
   Keynote Systems, Inc.* ..................          99,600            870,504
   NetRatings, Inc.* .......................          52,800            609,840
   Packeteer, Inc.* ........................         153,000            887,400
   RADWARE Ltd.* ...........................          71,800            773,286
   WebEx Communications, Inc.* .............          29,600            338,032
                                                                   ------------
                                                                      4,480,114
                                                                   ------------
LEISURE & ENTERTAINMENT--2.0%
   Concord Camera Corp.* ...................         307,600          2,103,984
                                                                   ------------
MANUFACTURING--2.7%
   Columbus McKinnon Corp. .................           2,800             28,000
   Foamex International, Inc.* .............          19,100            153,946
   Rexam PLC - ADR .........................          30,700            948,630
   Tyco International Ltd. .................          56,202          1,635,478
                                                                   ------------
                                                                      2,766,054
                                                                   ------------
MEDICAL EQUIPMENT AND SUPPLIES--2.4%
   IMS Health, Inc. ........................          47,400            948,000
   Lynx Therapeutics, Inc.* ................         185,900            492,635
   VitalWorks, Inc.* .......................         209,900          1,024,312
   Zimmer Holdings, Inc.* ..................           2,060             73,666
                                                                   ------------
                                                                      2,538,613
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.9%
   Danka Business Systems
     PLC - ADR* ............................         422,400            887,040
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
OIL & GAS EXPLORATION--5.6%
   Cooper Cameron Corp.* ...................          22,700       $  1,019,230
   EXCO Resources, Inc.* ...................          38,900            586,612
   Gulf Indonesia Resources Ltd.* ..........          74,800            643,280
   Ocean Energy, Inc. ......................          51,200            934,400
   Pioneer Natural Resources Co.* ..........          47,400            939,468
   Swift Energy Co.* .......................          50,300            907,412
   Transocean Sedco Forex, Inc. ............          30,600            857,106
                                                                   ------------
                                                                      5,887,508
                                                                   ------------
PAPER & FORESTRY PRODUCTS--3.4%
   Abitibi-Consolidated, Inc. ..............          78,100            668,536
   Buckeye Technologies, Inc.* .............          87,000          1,022,250
   Caraustar Industries, Inc. ..............          96,000            837,120
   Louisiana-Pacific Corp.* ................         105,500          1,064,495
                                                                   ------------
                                                                      3,592,401
                                                                   ------------
PUBLISHING & INFORMATION SERVICES--1.1%
   Knight-Ridder, Inc. .....................           7,100            478,540
   Value Line, Inc. ........................          14,700            685,020
                                                                   ------------
                                                                      1,163,560
                                                                   ------------
RAILROADS--1.0%
   Canadian Pacific Railway Ltd. ...........          54,300          1,091,430
                                                                   ------------
RESTAURANTS--0.9%
   Triarc Companies, Inc. ..................          36,600            982,710
                                                                   ------------
RETAIL--4.0%
   Dillard's, Inc., Class A ................          59,500          1,195,950
   Men's Wearhouse, Inc. (The)* ............          49,500          1,215,720
   RDO Equipment Co., Class A* .............          73,200            325,740
   Shop At Home, Inc.* .....................         155,100            418,770
   Vans, Inc.* .............................          77,000          1,062,600
                                                                   ------------
                                                                      4,218,780
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.2%
   OmniVision Technologies, Inc.* ..........          70,900            510,480
   Pericom Semiconductor Corp.* ............          68,300            785,450
                                                                   ------------
                                                                      1,295,930
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
STEEL--1.3%
   United States Steel Corp. ...............          78,000       $  1,382,160
                                                                   ------------
TELECOMMUNICATIONS & EQUIPMENT--1.1%
   Lucent Technologies, Inc.* ..............         140,700            786,513
   Optical Cable Corp.* ....................         501,400            350,980
   WorldCom, Inc., - MCI Group .............           1,464             10,087
                                                                   ------------
                                                                      1,147,580
                                                                   ------------
TRANSPORTATION--0.4%
   Hub Group, Inc., Class A* ...............          53,700            443,025
   Morgan Group Holding Co.* ...............          12,900             15,544
                                                                   ------------
                                                                        458,569
                                                                   ------------
     TOTAL DOMESTIC COMMON STOCK
       (Cost $92,769,135) ..................                         91,041,147
                                                                   ------------
FOREIGN COMMON STOCKS--0.1%
CANADA--0.1%
OIL & GAS EXPLORATION--0.1%
   Antrim Energy, Inc.* ....................         113,766             41,125
                                                                   ------------
     TOTAL FOREIGN COMMON STOCKS
       (Cost $87,857) ......................                             41,125
                                                                   ------------
PREFERRED STOCKS--0.6%
OIL & GAS EXPLORATION--0.6%
   EXCO Resources, Inc.
     5.00% 05/23/03* .......................          37,900            624,402
                                                                   ------------
     TOTAL PREFERRED STOCKS
       (Cost $759,118) .....................                            624,402
                                                                   ------------
                                                       PAR
                                                      (000)
                                                      -----
SHORT-TERM INVESTMENTS--4.0%
   Wilmington Fund Cash Sweep ..............        $  4,215          4,215,203
                                                                   ------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $4,215,203) ...................                          4,215,203
                                                                   ------------
     TOTAL LONG POSITIONS--91.7%
       (Cost $97,831,313) ..................                         95,921,877
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       ------------
SECURITIES SOLD SHORT--(76.8%)
AEROSPACE & DEFENSE--(0.2%)
   Environmental Tectonics Corp.* ..........         (25,200)      $   (162,540)
                                                                   ------------
AIR TRANSPORT--(1.1%)
   America West Holdings Corp.,
     Class B* ..............................         (64,700)          (233,567)
   US Airways Group, Inc.* .................        (176,600)          (939,512)
                                                                   ------------
                                                                     (1,173,079)
                                                                   ------------
AUTOMOTIVE--(2.8%)
   Group 1 Automotive, Inc.* ...............         (37,600)        (1,411,128)
   Harley-Davidson, Inc. ...................          (7,900)          (404,954)
   Sonic Automotive, Inc. ..................         (18,800)          (494,064)
   Sports Resorts
     International, Inc.* ..................         (45,600)          (293,208)
   United Auto Group, Inc.* ................         (16,800)          (360,528)
                                                                   ------------
                                                                     (2,963,882)
                                                                   ------------
BANKING--(2.7%)
   Charter One Financial, Inc. .............         (14,800)          (450,808)
   Great Southern Bancorp, Inc. ............         (31,500)          (943,425)
   Hudson United Bancorp ...................         (13,800)          (423,660)
   Roslyn Bancorp, Inc. ....................         (48,500)          (973,880)
                                                                   ------------
                                                                     (2,791,773)
                                                                   ------------
BUILDING & BUILDING MATERIALS--(3.1%)
   M.D.C. Holdings, Inc. ...................         (12,495)          (548,406)
   Meritage Corp.* .........................         (21,950)        (1,376,484)
   Sherwin-Williams Co. (The) ..............         (23,700)          (626,154)
   Universal Forest Products, Inc. .........         (28,700)          (652,638)
                                                                   ------------
                                                                     (3,203,682)
                                                                   ------------
BUSINESS & PUBLIC SERVICES--(2.9%)
   Administaff, Inc.* ......................         (21,700)          (520,583)
   Corporate Executive Board
     Co. (The)* ............................         (30,100)          (948,451)
   Gaiam, Inc.* ............................         (25,700)          (461,572)
   Mobile Mini, Inc.* ......................         (11,900)          (411,621)
   Paychex, Inc. ...........................         (19,800)          (731,610)
                                                                   ------------
                                                                     (3,073,837)
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
CHEMICALS--(2.3%)
   Albemarle Corp. .........................         (24,700)      $   (585,637)
   Cabot Microelectronics Corp.* ...........         (11,900)          (654,976)
   Ferro Corp. .............................         (10,900)          (291,684)
   PPG Industries, Inc. ....................         (16,800)          (862,680)
                                                                   ------------
                                                                     (2,394,977)
                                                                   ------------
COMPUTERS, SOFTWARE & SERVICES--(11.5%)
   Advent Software, Inc.* ..................         (14,900)          (722,799)
   Apple Computer, Inc.* ...................         (28,400)          (616,280)
   CACI International, Inc., Class A* ......         (21,800)          (740,110)
   Cognizant Technology
     Solutions Corp.* ......................         (18,800)          (666,648)
   Concurrent Computer Corp.* ..............         (10,700)          (107,107)
   ConSyGen, Inc.* .........................            (200)                 0
   Drexler Technology Corp.* ...............         (19,700)          (390,848)
   Echelon Corp.* ..........................         (24,400)          (387,960)
   Electronic Arts, Inc.* ..................         (16,900)          (909,558)
   Extended Systems, Inc.* .................         (30,400)          (184,990)
   InFocus Corp.* ..........................          (6,800)          (118,048)
   Kronos, Inc.* ...........................         (18,400)          (823,768)
   Macrovision Corp.* ......................         (17,000)          (396,950)
   Mentor Graphics Corp.* ..................         (32,600)          (707,746)
   Midway Games, Inc.* .....................         (83,400)          (976,614)
   OPNET Technologies, Inc.* ...............         (43,400)          (381,920)
   Overland Data, Inc.* ....................          (8,300)          (102,920)
   PEC Soulutions, Inc.* ...................         (11,800)          (270,338)
   Precise Software Solutions Ltd. .........         (33,600)          (710,976)
   Retek, Inc.* ............................         (33,000)          (660,660)
   Secure Computing Corp.* .................          (7,800)          (118,794)
   Take-Two Interactive
     Software, Inc.* .......................         (16,800)          (312,984)
   Veritas Software Corp. ..................         (17,800)          (631,722)
   Wipro Ltd. - ADR ........................         (27,700)        (1,008,280)
   Xybernaut Corp.* ........................         (59,300)          (116,228)
                                                                   ------------
                                                                    (12,064,248)
                                                                   ------------
CONSTRUCTION & HOUSING--(0.7%)
   American Woodmark Corp. .................          (3,000)          (198,000)
   Standard Pacific Corp. ..................         (18,800)          (537,304)
                                                                   ------------
                                                                       (735,304)
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
CONSUMER PRODUCTS--(3.2%)
   American Greetings Corp.,
     Class A* ..............................         (62,300)      $   (857,871)
   Eastman Kodak Co. .......................         (44,600)        (1,404,900)
   Minnesota Mining and
     Manufacturing Co. (3M) ................          (6,000)          (707,580)
   Scotts Co. (The), Class A* ..............          (8,900)          (418,389)
                                                                   ------------
                                                                     (3,388,740)
                                                                   ------------
DATA PROCESSING & REPRODUCTION--(0.6%)
   Total Systems Services, Inc. ............         (26,700)          (616,770)
                                                                   ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--(1.4%)
   Alpha Industries, Inc.* .................         (23,700)          (365,217)
   Micron Technology, Inc.* ................         (13,900)          (446,885)
   Pixelworks, Inc.* .......................         (63,300)          (665,283)
                                                                   ------------
                                                                     (1,477,385)
                                                                   ------------
ELECTRONIC EQUIPMENT & PRODUCTS--(2.1%)
   Eletro Scientific
     Industries, Inc.* .....................         (13,000)          (415,480)
   KEMET Corp.* ............................         (23,700)          (386,073)
   KLA-Tencor Corp.* .......................         (12,900)          (747,039)
   Trimble Navigation Ltd.* ................         (49,400)          (642,200)
                                                                   ------------
                                                                     (2,190,792)
                                                                   ------------
ENERGY--(0.4%)
   FuelCell Energy, Inc.* ..................         (27,300)          (416,598)
                                                                   ------------
FINANCIAL SERVICES--(0.8%)
   Morgan Stanley Dean
     Witter & Co. ..........................         (16,800)          (825,216)
   Nextcard, Inc. ..........................        (128,500)           (17,990)
                                                                   ------------
                                                                       (843,206)
                                                                   ------------
FOOD & BEVERAGE--(2.2%)
   Fleming Companies, Inc. .................         (46,200)          (753,060)
   Great Atlantic & Pacific Tea
     Company, Inc. (The) ...................         (13,300)          (360,430)
   Safeway, Inc.* ..........................         (14,900)          (640,402)
   Sensient Technologies Corp. .............         (27,700)          (589,733)
                                                                   ------------
                                                                     (2,343,625)
                                                                   ------------


                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
HEALTHCARE--(0.7%)
   UnitedHealth Group, Inc. ................          (9,900)      $   (717,651)

INSURANCE--(1.9%)
  Conseco, Inc.* ...........................        (259,900)          (974,625)
  Sun Life Financial Services of
     Canada, Inc. ..........................         (47,500)          (988,000)
                                                                   ------------
                                                                     (1,962,625)
                                                                   ------------
INTERNET SOFTWARE & SERVICES--(4.1%)
   1-800 CONTACTS, Inc.* ...................         (27,600)          (307,188)
   Akamai Technologies, Inc.* ..............         (71,700)          (222,987)
   Answerthink, Inc.* ......................         (25,400)          (124,460)
   Exult, Inc.* ............................         (84,100)          (921,736)
   Interliant, Inc.* .......................            (600)              (234)
   Manugistics Group, Inc.* ................         (25,500)          (330,480)
   MatrixOne, Inc.* ........................         (39,700)          (449,404)
   PayPal, Inc.* ...........................         (54,200)          (811,916)
   Raindance Communications,
     Inc.* .................................         (75,700)          (230,885)
   Stellent, Inc.* .........................         (31,100)          (466,189)
   Support.com, Inc.* ......................         (29,900)          (115,115)
   WebEx Communications, Inc.* .............         (29,600)          (338,032)
                                                                   ------------
                                                                     (4,318,626)
                                                                   ------------
MACHINERY & ENGINEERING--(1.5%)
   Brooks Automation, Inc.* ................         (18,800)          (822,876)
   JLG Industries, Inc. ....................         (50,400)          (709,632)
                                                                   ------------
                                                                     (1,532,508)
                                                                   ------------
MEDICAL EQUIPMENT--(3.9%)
   Cerus Corp.* ............................          (8,900)          (418,567)
   Computerized Thermal
     Imaging, Inc.* ........................         (35,700)           (49,266)
   Endocare, Inc.* .........................         (30,400)          (458,432)
   Haemonetics Corp.* ......................         (12,800)          (385,024)
   Human Genome Sciences, Inc.* ............         (16,600)          (340,632)
   Hycor Biomedical, Inc.* .................         (25,400)          (135,890)
   IMPATH, Inc.* ...........................         (40,700)        (1,413,511)
   Intuitive Surgical, Inc.* ...............         (45,400)          (417,680)
   Vasomedical, Inc.* ......................        (146,900)          (408,382)
                                                                   ------------
                                                                     (4,027,384)
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
MEDICAL SUPPLIES--(1.1%)
   D & K Healthcare
     Resources, Inc. .......................            (300)      $    (16,224)
   ICU Medical, Inc.* ......................          (4,400)          (239,140)
   InterMune, Inc.* ........................          (7,900)          (286,849)
   Martek Biosciences Corp.* ...............         (19,800)          (532,224)
   Myriad Genetics, Inc.* ..................          (3,000)           (98,250)
                                                                   ------------
                                                                     (1,172,687)
                                                                   ------------
MINING & METALS--(1.4%)
   Arch Coal, Inc. .........................         (19,700)          (357,555)
   CONSOL Energy, Inc. .....................         (17,800)          (413,850)
   Westmoreland Coal Co. ...................         (52,400)          (689,060)
                                                                   ------------
                                                                     (1,460,465)
                                                                   ------------
OIL & GAS EXPLORATION--(0.5%)
   Penn Virginia Corp. .....................         (12,800)          (462,208)
                                                                   ------------
OIL SERVICES--(1.8%)
   Baker Hughes, Inc. ......................         (25,700)          (907,467)
   Hanover Compressor Co.* .................            (400)            (7,020)
   Schlumberger Ltd. .......................         (16,900)          (983,749)
                                                                   ------------
                                                                     (1,898,236)
                                                                   ------------
PHARMACEUTICALS--(4.7%)
   Cardinal Health, Inc. ...................         (12,900)          (852,561)
   Forest Laboratories, Inc.* ..............          (5,000)          (397,600)
   Gilead Sciences, Inc.* ..................          (6,900)          (486,174)
   ICOS Corp.* .............................         (14,900)          (639,210)
   Kos Pharmaceuticals, Inc.* ..............         (12,800)          (291,712)
   Scios, Inc.* ............................         (42,500)          (849,575)
   Syncor International Corp.* .............         (35,650)          (935,812)
   Tularik, Inc.* ..........................         (25,700)          (462,600)
                                                                   ------------
                                                                     (4,915,244)
                                                                   ------------
PRINTING SERVICES--(0.2%)
   Multi-Color Corp.* ......................         (14,750)          (195,438)
                                                                   ------------
REAL ESTATE--(0.6%)
   Alexandria Real Estate Equities,
     Inc. (REIT) ...........................         (13,900)          (574,765)



                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
RECREATION--(0.4%)
   Bally Total Fitness Holding
     Corp.* ................................         (25,100)      $   (425,445)
                                                                   ------------
RESTAURANTS, HOTELS & CASINOS--(1.4%)
   Outback Steakhouse, Inc.* ...............         (10,100)          (360,166)
   Panera Bread Co., Class A* ..............          (7,900)          (407,956)
   Papa John's International, Inc.* ........         (27,700)          (717,707)
                                                                   ------------
                                                                     (1,485,829)
                                                                   ------------
RETAIL--(3.5%)
   AutoZone, Inc.* .........................          (7,900)          (524,244)
   Best Buy Co., Inc.* .....................         (12,000)          (808,800)
   Cost Plus, Inc.* ........................         (15,800)          (402,900)
   Dollar General Corp. ....................         (23,700)          (349,575)
   Longs Drug Stores Corp. .................         (33,000)          (864,600)
   Movie Gallery, Inc.* ....................         (55,300)          (732,172)
                                                                   ------------
                                                                     (3,682,291)
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--(6.5%)
   Advanced Energy
     Industries, Inc.* .....................         (15,400)          (386,540)
   ASML Holding N.V.* ......................         (46,500)          (946,275)
   Asyst Technologies, Inc.* ...............         (25,800)          (432,924)
   Credence Systems Corp.* .................         (35,600)          (558,208)
   Entegris, Inc.* .........................         (37,500)          (387,000)
   Integrated Circuit Systems, Inc.* .......         (40,600)          (751,506)
   IXYS Corp.* .............................         (50,300)          (453,203)
   Linear Technology Corp. .................         (13,900)          (511,937)
   MKS Instruments, Inc.* ..................         (26,550)          (713,133)
   Novellus Systems, Inc.* .................         (18,800)          (800,692)
   Rudolph Technologies, Inc.* .............         (23,800)          (882,980)
                                                                   ------------
                                                                     (6,824,398)
                                                                   ------------
TELECOMMUNICATIONS & EQUIPMENT--(2.6%)
   CIENA Corp.* ............................         (58,200)          (451,632)
   Choice One Communications,
     Inc.* .................................         (55,900)           (81,055)
   Digital Lightwave, Inc.* ................         (58,000)          (280,140)
   Finisar Corp.* ..........................         (34,400)          (209,840)
   Level 3 Communications, Inc.* ...........        (168,800)          (509,776)


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
TELECOMMUNICATIONS & EQUIPMENT--(CONTINUED)
   Metro One Telecommunications,
     Inc.* .................................            (400)      $     (8,940)
   Network Plus Corp.* .....................          (1,100)                 0
   NTELOS, Inc.* ...........................         (16,700)           (69,305)
   RCN Corp.* ..............................        (145,200)          (190,212)
   SeaChange International, Inc.* ..........         (22,700)          (463,761)
   Spectrian Corp.* ........................         (15,000)          (184,050)
   US LEC Corp., Class A* ..................         (57,400)          (268,058)
                                                                   ------------
                                                                     (2,716,769)
                                                                   ------------
TEXTILES & APPAREL--(0.8%)
   Cintas Corp. ............................         (17,800)          (788,362)
                                                                   ------------
TRANSPORTATION--(0.6%)
   Consolidated Freightways
     Corp.* ................................         (44,000)          (207,680)
   Kirby Corp.* ............................         (14,800)          (450,660)
                                                                   ------------
                                                                       (658,340)
                                                                   ------------
WHOLESALE-WAREHOUSE--(0.6%)
   Watsco, Inc. ............................         (42,500)          (635,375)
                                                                   ------------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $84,064,690) ..............                        (80,295,084)
                                                                   ------------
NET INVESTMENTS IN SECURITIES--14.9%
   (Cost $13,766,623) ......................                         15,626,793
                                                                   ------------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--85.1% ...................                         88,991,410
                                                                   ------------
NET ASSETS--100.0% .........................                       $104,618,203
                                                                   ============


-------------
*  Non-income producing.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
REIT -- Real Estate Investment Trust.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 2002
                                   (UNAUDITED)

                                                           LARGE CAP         MID CAP        SMALL CAP     LONG/SHORT
                                                          VALUE FUND       VALUE FUND     VALUE FUND II   EQUITY FUND
                                                         -----------      ------------    -------------  -------------
ASSETS
   Investments, at value (cost-- $46,699,604,
     $67,971,582, $412,643,747, and
     $97,831,313, respectively) .....................    $47,179,157       $73,811,307    $430,828,811   $ 95,921,877
   Receivable from Transfer Agent                                 --                --              --            486
   Deposits with brokers and custodian bank for
     securities sold short                                        --                --              --     91,684,364
   Receivable for investments sold ..................        376,977         6,424,489       7,919,419      7,215,983
   Receivable for fund shares sold ..................        277,078            28,172         830,281        300,533
   Prepaid expenses .................................         16,148            14,937          28,340         12,229
   Dividends and interest receivable ................         79,967            76,664         148,660        100,884
                                                         -----------       ------------   ------------   ------------
     Total assets ...................................     47,929,327        80,355,569     439,755,511    195,236,356
                                                         -----------       ------------   ------------   ------------
LIABILITIES
   Payable for investments purchased ................        361,007         1,523,048       8,513,621      9,919,538
   Securities sold short (proceeds $84,064,690) .....             --                --              --     80,295,084
   Payable for fund shares redeemed .................             --         2,119,037       1,991,810        157,974
   Accrued expenses and other liabilities ...........         42,691            83,725         557,938        203,431
   Payable for dividends on securities sold short ...             --                --              --         42,126
                                                         -----------       ------------   ------------   ------------
     Total liabilities ..............................        403,698         3,725,810      11,063,369     90,618,153
                                                         -----------       ------------   ------------   ------------
NET ASSETS
   Capital stock, $0.001 par value ..................          3,934             6,804          24,855          6,807
   Paid-in capital ..................................     46,058,141        73,482,864     417,270,003    104,766,313
   Undistributed net investment income/(loss) .......        139,797                --              --              7
   Accumulated net realized gain/(loss)
     from investments and foreign exchange
     transactions, if any ...........................        844,204        (2,699,634)     (6,787,780)    (1,353,108)
   Accumulated net realized gain from
     investments sold short .........................             --                --              --       (661,986)
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any ..........        479,553         5,839,725      18,185,064      1,860,170
                                                         -----------       ------------   ------------   ------------
     Net assets .....................................    $47,525,629       $76,629,759    $428,692,142   $104,618,203
                                                         ===========       ===========    ============   ============
INSTITUTIONAL CLASS
   Net assets .......................................    $42,421,526       $74,802,036    $ 47,419,213   $ 54,795,120
                                                         -----------       ------------   ------------   ------------
   Shares outstanding ...............................      3,517,547         6,640,354       2,735,753      3,563,608
                                                         -----------       ------------   ------------   ------------
   Net asset value, offering and redemption
     price per share ................................        $12.06             $11.26          $17.33         $15.38
                                                         ===========       ===========    ============   ============
INVESTOR CLASS
   Net assets .......................................    $ 5,104,103       $ 1,827,723    $381,272,929   $ 49,823,083
                                                         -----------       ------------   ------------   ------------
   Shares outstanding ...............................        416,006           163,722      22,119,383      3,243,485
                                                         -----------       ------------   ------------   ------------
   Net asset value, offering and redemption
     price per share ................................         $12.27            $11.16          $17.24         $15.36
                                                         ===========       ===========    ============   ============


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002
                                   (UNAUDITED)


                                                        LARGE CAP         MID CAP         SMALL CAP        LONG/SHORT
                                                       VALUE FUND       VALUE FUND      VALUE FUND II      EQUITY FUND
                                                       ----------       ----------      -------------      -----------
INVESTMENT INCOME
   Dividends ........................................  $  348,463        $ 424,195         $ 975,292        $ 155,223
   Interest .........................................      18,077           23,401           249,655          340,503
                                                       ----------        ---------         ---------        ---------
                                                          366,540          447,596         1,224,947          495,726
                                                       ----------        ---------         ---------        ---------
EXPENSES
   Advisory fees ....................................     166,987          364,997         1,945,043          589,438
   Administration fees ..............................      39,110           58,484           197,067           45,907
   Administrative Services fees .....................      31,358           67,363           119,019           33,765
   Transfer Agent fees and expenses .................      37,711           39,267            94,702           41,338
   Custodian fees and expenses ......................      11,509           13,242            44,065           35,301
   Printing .........................................       5,344            9,207            45,150            4,246
   Federal and State Registration fees ..............       8,422            8,660             9,334            8,060
   Audit and Legal fees .............................      10,843           32,037            30,514            4,394
   Distribution fees ................................       5,033            1,891           348,591           20,583
   Directors ........................................       1,653            3,171             7,968            1,291
   Insurance ........................................         511            1,432             1,314              106
   Dividend expense .................................          --               --                --          154,755
   Other ............................................         771            1,234             1,625              797
                                                       ----------        ---------         ---------        ---------
     Total expenses before waivers and
       reimbursements ...............................     319,252          600,985         2,844,392          939,981
     Less: waivers and reimbursements ...............     (92,005)        (142,994)         (107,087)        (110,769)
                                                       ----------        ---------         ---------        ---------
     Net expenses after waivers and
       reimbursements ...............................     227,247          457,991         2,737,305          829,212
                                                       ----------        ---------         ---------        ---------
   Net investment income/(loss) .....................     139,293          (10,395)       (1,512,358)        (333,486)
                                                       ----------        ---------         ---------        ---------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
   ON INVESTMENTS
   Net realized  gain/(loss) from:
     Investments ....................................   1,313,692       (1,891,364)       (5,220,335)         427,122
   Net change in unrealized appreciation/
     (depreciation) on:
     Investments ....................................    (571,297)       4,912,036         9,519,163       (1,134,722)
                                                       ----------        ---------         ---------        ---------
   Net realized and unrealized gain/(loss)
     from investments ...............................     742,395        3,020,672         4,298,828         (707,600)
                                                       ----------        ---------         ---------        ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................  $  881,688      $ 3,010,277       $ 2,786,470      $(1,041,086)
                                                       ==========      ===========       ===========      ===========


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             LARGE CAP VALUE FUND                       MID CAP VALUE FUND
                                                     --------------------------------------    ------------------------------------
                                                          FOR THE              FOR THE              FOR THE            FOR THE
                                                        SIX MONTHS              YEAR              SIX MONTHS             YEAR
                                                           ENDED                ENDED                ENDED               ENDED
                                                     FEBRUARY 28, 2002      AUGUST 31, 2001    FEBRUARY 28, 2002    AUGUST 31, 2001
                                                     -----------------      ---------------    -----------------    ---------------
                                                        (UNAUDITED)                               (UNAUDITED)

INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..................     $   139,293            $   397,894        $    (10,395)       $    415,078
   Net realized gain/(loss) from:
     Investments .................................       1,313,692              5,828,189          (1,891,364)         16,599,655
     Foreign currency related transactions .......              --                     --                  --                  --
   Net change in unrealized appreciation/
     (depreciation) on Investments ...............        (571,297)            (2,098,522)          4,912,036          (6,124,017)
                                                       -----------            -----------        ------------        ------------
   Net increase in net assets resulting
     from operations .............................         881,688              4,127,561           3,010,277          10,890,716
                                                       -----------            -----------        ------------        ------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ....        (361,284)              (409,805)           (411,500)           (799,688)
   Net investment income Investor shares .........         (36,647)               (20,229)             (3,588)             (5,908)
   Net realized capital gains Institutional shares      (4,895,102)            (1,216,633)        (12,409,583)                 --
   Net realized capital gains Investor shares ....        (568,772)               (68,541)           (233,825)                 --
                                                       -----------            -----------        ------------        ------------
   Total dividends and distributions to
     shareholders ................................      (5,861,805)            (1,715,208)        (13,058,496)           (805,596)
                                                       -----------            -----------        ------------        ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........       8,391,432                390,822         (31,714,232)        (46,318,592)
                                                       -----------            -----------        ------------        ------------
   Total increase/(decrease) in net assets .......       3,411,315              2,803,175         (41,762,451)        (36,233,472)
                                                       -----------            -----------        ------------        ------------
NET ASSETS
   Beginning of period ...........................      44,114,314             41,311,139         118,392,210         154,625,682
                                                       -----------            -----------        ------------        ------------
   End of period .................................     $47,525,629            $44,114,314        $ 76,629,759        $118,392,210
                                                       ===========            ===========        ============        ============


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                            SMALL CAP VALUE FUND II                 LONG/SHORT EQUITY FUND
                                                     ------------------------------------    -----------------------------------
                                                          FOR THE             FOR THE             FOR THE            FOR THE
                                                        SIX MONTHS             YEAR             SIX MONTHS            YEAR
                                                           ENDED               ENDED               ENDED              ENDED
                                                     FEBRUARY 28, 2002    AUGUST 31, 2001    FEBRUARY 28, 2002   AUGUST 31, 2001
                                                     -----------------    ---------------    -----------------   ---------------
                                                        (UNAUDITED)                           (UNAUDITED)

INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..................    $ (1,512,358)        $   (253,124)       $   (333,486)       $    58,432
   Net realized gain/(loss) from:
     Investments .................................      (5,220,335)           4,612,635             427,122           (692,560)
     Foreign currency related transactions .......              --                   --                  --               (144)
   Net change in unrealized appreciation/
     (depreciation) on Investments ...............       9,519,163            8,397,602          (1,134,722)         2,812,708
                                                      ------------         ------------        ------------        -----------
   Net increase in net assets resulting
     from operations .............................       2,786,470           12,757,113          (1,041,086)         2,178,436
                                                      ------------         ------------        ------------        -----------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ....              --                   --             (42,723)           (13,874)
   Net investment income Investor shares .........              --                   --              (6,861)            (3,422)
   Net realized capital gains Institutional shares        (445,911)             (99,306)           (980,277)                --
   Net realized capital gains Investor shares ....      (3,891,940)             (15,590)           (346,641)                --
                                                      ------------         ------------        ------------        -----------
   Total dividends and distributions to
     shareholders ................................      (4,337,851)            (114,896)         (1,376,502)          (17,296)
                                                      ------------         ------------        ------------        -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........     178,189,732          237,063,903          69,934,713         33,549,837
                                                      ------------         ------------        ------------        -----------
   Total increase/(decrease) in net assets .......     176,638,351          249,706,120          67,517,125         35,710,977
                                                      ------------         ------------        ------------        -----------
NET ASSETS
   Beginning of period ...........................     252,053,791            2,347,671          37,101,078          1,390,101
                                                      ------------         ------------        ------------        -----------
   End of period .................................    $428,692,142         $252,053,791        $104,618,203        $37,101,078
                                                      ============         ============        ============        ===========


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                               LARGE CAP VALUE FUND
                                     ----------------------------------------------------------------------------------------------
                                          FOR THE         FOR THE       FOR THE         FOR THE         FOR THE      FOR THE PERIOD
                                        SIX MONTHS          YEAR          YEAR            YEAR           YEAR       JANUARY 2, 1997*
                                           ENDED            ENDED         ENDED           ENDED          ENDED         THROUGH
                                     FEBRUARY 28, 2002    AUGUST 31,    AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          2001         2000             1999           1998           1997
                                     -----------------  -------------  -------------  -------------   -------------  ---------------
                                       INSTITUTIONAL    INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                           CLASS            CLASS          CLASS         CLASS            CLASS           CLASS
                                     -----------------  -------------  -------------  -------------   -------------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $ 13.52         $ 12.82        $ 12.24         $ 10.58         $ 12.46         $ 10.00
                                          -------         -------        -------         -------         -------         -------
Net investment income(1)** .........         0.04            0.12           0.14            0.05            0.12            0.05
Net realized and unrealized
   gain/(loss) on investments(2)** .         0.23            1.10           1.25            1.76           (1.31)           2.41
                                          -------         -------        -------         -------         -------         -------
Net increase/(decrease) in net
   assets resulting from operations          0.27            1.22           1.39            1.81           (1.19)           2.46
                                          -------         -------        -------         -------         -------         -------
Dividends to shareholders from
Net investment income ..............        (0.12)          (0.13)         (0.11)          (0.04)          (0.08)             --
Net realized capital gains .........        (1.61)          (0.39)         (0.70)          (0.11)          (0.61)             --
                                          -------         -------        -------         -------         -------         -------
Total dividends and distributions to
   shareholders ....................        (1.73)          (0.52)         (0.81)          (0.15)          (0.69)             --
                                          -------         -------        -------         -------         -------         -------
Net asset value, end of period .....      $ 12.06         $ 13.52        $ 12.82         $ 12.24         $ 10.58         $ 12.46
                                          =======         =======        =======         =======         =======         =======
Total investment return(3) .........         1.95%           9.65%         11.99%          17.12%         (10.23%)         24.60%
                                          =======         =======        =======         =======         =======         =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .................      $42,422         $40,368        $39,897         $53,112         $50,724         $24,603
Ratio of expenses to average
   net assets(1) ...................         1.00%           1.00%          1.00%           1.00%           1.00%           1.00%(4)
Ratio of expenses to average
   net assets without waivers and
   expense reimbursements ..........         1.42%           1.43%          1.43%           1.30%           1.49%           2.64%(4)
Ratio of net investment income to
   average net assets(1) ...........         0.65%           0.89%          0.92%           0.61%           0.87%           1.19%(4)
Portfolio turnover rate ............        46.98%         105.71%        120.99%         156.16%         111.68%          67.16%

--------------

  *  Commencement of operations.
 **  Calculated based on average shares method.
(1)  Reflects waivers and reimbursements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                          LARGE CAP VALUE FUND
                                     ---------------------------------------------------------------------------------------------
                                         FOR THE         FOR THE         FOR THE        FOR THE       FOR THE     FOR THE PERIOD
                                        SIX MONTHS         YEAR           YEAR           YEAR          YEAR      JANUARY 16, 1997*
                                          ENDED            ENDED          ENDED          ENDED         ENDED          THROUGH
                                     FEBRUARY 28, 2002   AUGUST 31,     AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                                        (UNAUDITED)         2001           2000           1999          1998            1997
                                     -----------------   -----------    ---------      ---------     ----------  -----------------
                                          INVESTOR        INVESTOR       INVESTOR       INVESTOR      INVESTOR        INVESTOR
                                            CLASS           CLASS          CLASS          CLASS         CLASS           CLASS
                                     -----------------   ----------     ---------      ---------     ----------  -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $13.73           $13.02         $12.36         $10.70        $12.45         $10.20
                                          ------           ------         ------         ------        ------         ------
Net investment income(1)** .........        0.02             0.09           0.10           0.15          0.06           0.02
Net realized and unrealized
   gain/(loss) on investments(2)** .        0.23             1.13           1.27           1.65         (1.27)          2.23
                                          ------           ------         ------         ------        ------         ------
Net increase/(decrease) in net
   assets resulting from operations         0.25             1.22           1.37           1.80         (1.21)          2.25
                                          ------           ------         ------         ------        ------         ------
Dividends to shareholders from
Net investment income ..............       (0.10)           (0.12)         (0.01)         (0.03)        (0.06)            --
Net realized capital gains .........       (1.61)           (0.39)         (0.70)         (0.11)        (0.48)            --
                                          ------           ------         ------         ------        ------         ------
Total dividends and distributions to
   shareholders ....................       (1.71)           (0.51)         (0.71)         (0.14)        (0.54)            --
                                          ------           ------         ------         ------        ------         ------
Net asset value, end of period .....      $12.27           $13.73         $13.02         $12.36        $10.70         $12.45
                                          ======           ======         ======         ======        ======         ======
Total investment return(3) .........        1.82%            9.45%         11.67%         16.86%       (10.28%)        22.06%
                                          ======           ======         ======         ======        ======         ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .................       $5,104          $3,746         $1,414         $1,637        $6,150         $  683
Ratio of expenses to average
   net assets(1) ...................        1.23%            1.22%          1.22%          1.25%         1.19%          1.11%(4)
Ratio of expenses to average
   net assets without waivers and
   expense reimbursements ..........        1.53%            1.53%          1.53%          1.55%         1.74%          3.05%(4)
Ratio of net investment income to
   average net assets(1) ...........        0.42%            0.67%          0.70%          0.36%         0.68%          0.91%(4)
Portfolio turnover rate ............       46.98%          105.71%        120.99%        156.16%       111.68%         67.16%


(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                        BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

-------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
-------------------------------------------------------------------------------

                                                                                  MID CAP VALUE FUND
                                      --------------------------------------------------------------------------------------------
                                           FOR THE         FOR THE        FOR THE       FOR THE         FOR THE    FOR THE PERIOD
                                         SIX MONTHS         YEAR           YEAR          YEAR            YEAR       JUNE 2, 1997*
                                            ENDED           ENDED          ENDED         ENDED           ENDED         THROUGH
                                      FEBRUARY 28, 2002   AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,     AUGUST 31,
                                         (UNAUDITED)        2001           2000          1999            1998           1997
                                      ----------------- -------------  -------------  -------------  -------------  --------------
                                        INSTITUTIONAL   INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                            CLASS           CLASS          CLASS          CLASS          CLASS          CLASS
                                      ----------------- -------------  -------------  -------------  -------------  --------------

Net asset value, beginning of period      $ 12.55         $  11.66       $  11.47       $   9.48         $ 11.01        $10.00
                                          -------         --------       --------       --------         -------        ------
Net investment income/(loss)(1)** .          0.00             0.04           0.06           0.02            0.01          0.01
Net realized and unrealized
   gain/(loss) on investments(2)**           0.63             0.91           0.29           1.98           (1.39)         1.00
                                          --------        --------       --------       --------         -------        ------
Net increase/(decrease) in net
   assets resulting from operations          0.63             0.95           0.35           2.00           (1.38)         1.01
                                          -------         --------       --------       --------         -------        ------
Dividends to shareholders from:
Net investment income .............         (0.06)           (0.06)         (0.02)         (0.01)          (0.01)           --
Net realized capital gains ........         (1.86)              --          (0.14)            --           (0.14)           --
                                          -------         --------       --------       --------         -------        ------
Total dividends and distributions to
   shareholders ...................         (1.92)           (0.06)         (0.16)         (0.01)          (0.15)           --
                                          -------         --------       --------       --------         -------        ------
Net asset value, end of period ....       $ 11.26          $ 12.55       $  11.66       $  11.47         $  9.48        $11.01
                                          =======          =======       ========       ========         =======        ======
Total investment return(3) ........          5.78%            8.23%          3.21%         21.08%         (12.73%)       10.10%
                                          =======          =======       ========       ========         =======        ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ................       $74,802         $116,605       $152,696       $173,224         $67,568        $3,750
Ratio of expenses to average
   net assets(1) ..................          1.00%            1.00%          1.00%          1.00%           1.00%         1.00%(4)
Ratio of expenses to average
   net assets without waivers and
   expense reimbursements .........          1.31%            1.30%          1.24%          1.25%           1.57%        12.37%(4)
Ratio of net investment income to
   average net assets(1) ..........         (0.02%)           0.29%          0.53%          0.17%           0.13%         1.08%(4)
Portfolio turnover rate ...........         50.48%          234.52%        206.65%        200.09%         167.86%        21.80%

--------------

*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)






                                                                            MID CAP VALUE FUND
                                     -------------------------------------------------------------------------------------------
                                          FOR THE            FOR THE      FOR THE      FOR THE      FOR THE     FOR THE PERIOD
                                        SIX MONTHS            YEAR         YEAR         YEAR         YEAR        JUNE 2, 1997*
                                           ENDED              ENDED        ENDED        ENDED        ENDED          THROUGH
                                      FEBRUARY 28, 2002     AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,      AUGUST 31,
                                        (UNAUDITED)           2001         2000         1999         1998            1997
                                      -----------------     ----------   ----------   ----------   ----------   --------------
                                          INVESTOR           INVESTOR     INVESTOR     INVESTOR     INVESTOR        INVESTOR
                                            CLASS              CLASS        CLASS        CLASS        CLASS           CLASS
                                      -----------------     ----------   ----------   ----------   ----------   --------------

Net asset value, beginning of period       $12.43             $11.55       $11.38       $ 9.42       $11.01          $10.00
                                           ------             ------       ------       ------       ------          ------
Net investment income/(loss)(1)** .         (0.01)              0.01         0.03        (0.01)        0.01            0.01
Net realized and unrealized
   gain/(loss) on investments(2)**           0.63               0.91         0.28         1.97        (1.38)           1.00
                                           ------             ------       ------       ------       ------          ------
Net increase/(decrease) in net
   assets resulting from operations          0.62               0.92         0.31         1.96        (1.37)          1.01
                                           ------             ------       ------       ------       ------          -----
Dividends to shareholders from:
Net investment income .............         (0.03)             (0.04)          --           --        (0.01)             --
Net realized capital gains ........         (1.86)                --        (0.14)          --        (0.21)             --
                                                              ------       ------       ------       ------          ------
Total dividends and distributions to
   shareholders ...................         (1.89)             (0.04)       (0.14)          --        (0.22)             --
                                                              ------       ------       ------       ------          ------
Net asset value, end of period ....        $11.16             $12.43       $11.55       $11.38       $ 9.42          $11.01
                                           ======             ======       ======       ======       ======          ======
Total investment return(3) ........          5.71%              7.96%        2.90%       20.81%      (12.77%)         10.10%
                                           ======             ======       ======       ======       ======          ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ................        $1,828             $1,787       $1,929       $2,762       $1,828          $  598
Ratio of expenses to average
   net assets(1) ..................          1.23%              1.22%        1.22%        1.25%        1.15%           1.10%(4)
Ratio of expenses to average
   net assets without waivers and
   expense reimbursements .........          1.47%              1.40%        1.34%        1.50%        1.82%          12.62%(4)
Ratio of net investment income to
   average net assets(1) ..........         (0.25%)             0.07%        0.31%        0.01%       (0.02%)          0.61%(4)
Portfolio turnover rate ...........         50.48%            234.52%      206.65%      200.09%      167.86%          21.80%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Anualized.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                        SMALL CAP VALUE FUND II
                                       ---------------------------------------------------------------------------
                                            FOR THE         FOR THE       FOR THE      FOR THE    FOR THE PERIOD
                                          SIX MONTHS         YEAR          YEAR         YEAR       JULY 1, 1998*
                                             ENDED           ENDED         ENDED        ENDED         THROUGH
                                       FEBRUARY 28, 2002   AUGUST 31,    AUGUST 31,   AUGUST 31,     AUGUST 31,
                                          (UNAUDITED)        2001          2000         1999           1998
                                       ----------------- ------------- ------------- ------------- --------------
                                         INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                             CLASS           CLASS         CLASS         CLASS         CLASS
                                       ----------------- ------------- ------------- ------------- --------------


PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..     $ 17.17         $ 11.39       $ 8.67        $ 7.62        $10.00
                                            -------         -------       ------        ------        ------
Net investment income/(loss)(1)** .....       (0.06)          (0.05)       (0.01)        (0.01)        (0.01)
Net realized and unrealized gain/(loss)
   on investments(2)** ................        0.41            6.05         2.73          1.06         (2.37)
                                            -------         -------       ------        ------        ------
Net increase/(decrease) in net
   assets resulting from operations ...        0.35            6.00         2.72          1.05         (2.38)
                                            -------         -------       ------        ------        ------
Dividends to shareholders from:
Net investment income .................          --              --           --            --            --
Net realized capital gains ............       (0.21)          (0.29)          --            --            --
                                            -------         -------       ------        ------        ------
Total dividends and distributions
   to shareholders ....................       (0.21)          (0.29)          --            --            --
                                            -------         -------       ------        ------        ------
Redemption fees .......................        0.02            0.07           --            --            --
                                            -------         -------       ------        ------        ------
Net asset value, end of period ........     $ 17.33         $ 17.17       $11.39        $ 8.67       $  7.62
                                            =======         =======       ======        ======       =======
Total investment return(3) ............        2.16%          54.57%       31.43%        13.78%       (23.80%)
                                            =======         =======       ======        ======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $47,419         $21,547       $1,965        $1,309        $1,120
Ratio of expenses to average net assets(1)     1.55%           1.55%        1.55%         1.55%         1.55%(4)
Ratio of expenses to average net
   assets without waivers and
   expense reimbursements .............        1.67%           2.03%       14.23%        17.84%        17.63%(4)
Ratio of net investment income
   to average net assets(1) ...........       (0.76%)         (0.32%)      (0.18%)       (0.17%)       (0.34%)(4)
Portfolio turnover rate ...............       41.94%          35.50%      161.75%        87.48%        11.97%

--------------

  *  Commencement of operations.
 **  Calculated based on average shares method.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                       SMALL CAP VALUE FUND II
                                         --------------------------------------------------------------------------------
                                             FOR THE            FOR THE        FOR THE       FOR THE      FOR THE PERIOD
                                            SIX MONTHS           YEAR           YEAR          YEAR         JULY 1, 1998*
                                               ENDED             ENDED          ENDED         ENDED           THROUGH
                                         FEBRUARY 28, 2002     AUGUST 31,     AUGUST 31,    AUGUST 31,       AUGUST 31,
                                            (UNAUDITED)          2001           2000          1999             1998
                                         -----------------   -------------  -------------  -------------   --------------
                                             INVESTOR          INVESTOR       INVESTOR       INVESTOR        INVESTOR
                                               CLASS             CLASS          CLASS          CLASS           CLASS
                                         -----------------   -------------  -------------  -------------   --------------


PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..      $  17.09           $  11.36       $ 8.65          $ 7.63         $10.00
                                             --------           --------       ------          ------         ------
Net investment income/(loss)(1)** .....         (0.08)             (0.09)       (0.03)          (0.02)         (0.01)
Net realized and unrealized gain/(loss)
   on investments(2)** ................          0.43               6.04         2.74            1.04          (2.36)
                                             --------           --------       ------          ------         ------
Net increase/(decrease) in net
   assets resulting from operations ...          0.35               5.95         2.71            1.02          (2.37)
                                             --------           --------       ------          ------         ------
Dividends to shareholders from:
Net investment income .................            --                 --           --              --             --
Net realized capital gains ............         (0.21)             (0.29)          --              --             --
                                             --------           --------       ------          ------         ------
Total dividends and distributions
   to shareholders ....................         (0.21)             (0.29)          --              --             --
                                             --------           --------       ------          ------         ------
Redemption fees .......................          0.01               0.07           --              --             --
                                             --------           --------       ------          ------         ------
Net asset value, end of period ........      $  17.24           $  17.09       $11.36          $ 8.65         $ 7.63
                                             ========           ========       ======          ======         ======
Total investment return(3).............          2.12%             54.27%       31.33%          13.37%        (23.70%)
                                             ========           ========       ======          ======         ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $381,273           $230,507       $  382          $  293         $  129
Ratio of expenses to average net assets(1)       1.78%              1.77%        1.77%           1.80%          1.80%(4)
Ratio of expenses to average net
   assets without waivers and
   expense reimbursements .............          1.85%              2.13%       14.33%          18.09%         18.61%(4)
Ratio of net investment income
   to average net assets(1) ...........         (1.00%)            (0.54%)      (0.40%)         (0.42%)        (0.66%)(4)
Portfolio turnover rate ...............         41.94%             35.50%      161.75%          87.48%         11.97%


(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                           LONG/SHORT EQUITY FUND
                                                 ----------------------------------------------------------------------------
                                                     FOR THE               FOR THE           FOR THE         FOR THE PERIOD
                                                 SIX MONTHS ENDED           YEAR              YEAR         NOVEMBER 17, 1998*
                                                 FEBRUARY 28, 2002          ENDED             ENDED              THROUGH
                                                    (UNAUDITED)        AUGUST 31, 2001   AUGUST 31, 2000     AUGUST 31, 1999
                                                 -----------------     ---------------   ---------------   ------------------
                                                   INSTITUTIONAL        INSTITUTIONAL     INSTITUTIONAL       INSTITUTIONAL
                                                       CLASS                CLASS             CLASS               CLASS
                                                 -----------------     ---------------   ---------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............       $ 15.88           $ 10.57            $ 9.46            $10.00
                                                        -------           -------            ------            ------
Net investment income/(loss)(1)** ...............         (0.09)             0.07              0.13              0.12
Net realized and unrealized gain/(loss) on
   investments(2)** .............................          0.04              5.14              1.12             (0.66)
                                                        -------           -------            ------            ------
Net increase/(decrease) in net assets resulting
   from operations ..............................         (0.05)             5.21              1.25             (0.54)
                                                        -------           -------            ------            ------
Dividends to shareholders from:
Net investment income ...........................         (0.02)            (0.13)            (0.14)               --
Net realized capital gains ......................         (0.50)              --                 --                --
                                                        -------           -------            ------            ------
Total dividends and distributions to shareholders         (0.52)            (0.13)            (0.14)               --
                                                        -------           -------            ------            ------
Redemption fee ..................................          0.07              0.23                --                --
                                                        -------           -------            ------            ------
Net asset value, end of period ..................       $ 15.38           $ 15.88            $10.57            $ 9.46
                                                        =======           =======            ======            ======
Total investment return(3) ......................          0.20%            51.85%            13.74%            (5.40%)
                                                        =======           =======            ======            ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......       $54,795           $25,857            $1,080            $  941
Ratio of expenses to average net assets
   (including dividend  expense)(1) .............          3.09%             3.22%             3.22%             2.91%(4)
Ratio of expenses to average net assets
   (excluding dividend expense)(1) ..............          2.50%             2.50%             2.86%             2.50%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements ...          2.94%             4.25%            21.86%            26.36%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements
   (including dividend expense) .................          3.53%             4.97%            22.22%            26.77%
Ratio of net investment income to average
   net assets(1) ................................         (1.20%)            0.46%             1.12%             1.57%(4)
Portfolio turnover rate .........................        102.56%           332.25%           363.34%           218.41%

--------------

  *  Commencement of operations.
 **  Calculated based on average shares method.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 LONG/SHORT EQUITY FUND
                                                        ---------------------------------------------------------------------------
                                                             FOR THE            FOR THE            FOR THE         FOR THE PERIOD
                                                        SIX MONTHS ENDED         YEAR               YEAR         NOVEMBER 17, 1998*
                                                        FEBRUARY 28, 2002        ENDED              ENDED              THROUGH
                                                           (UNAUDITED)      AUGUST 31, 2001    AUGUST 31, 2000     AUGUST 31, 1999
                                                        -----------------   ---------------    ---------------   ------------------
                                                            INVESTOR           INVESTOR           INVESTOR            INVESTOR
                                                              CLASS              CLASS              CLASS               CLASS
                                                        -----------------   ---------------    ---------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............           $ 15.87           $ 10.57             $ 9.43             $10.00
                                                            -------           -------             ------             ------
Net investment income/(loss)(1)** ...............             (0.11)             0.03               0.11               0.06
Net realized and unrealized gain/(loss) on
   investments(2)** .............................              0.06              5.18               1.16              (0.63)
                                                            -------           -------             ------             ------
Net increase/(decrease) in net assets resulting
   from operations ..............................             (0.05)             5.21               1.28              (0.57)
                                                            -------           -------             ------             ------
Dividends to shareholders from:
Net investment income ...........................             (0.01)            (0.11)             (0.13)                --
Net realized capital gains ......................             (0.50)               --                 --                 --
                                                            -------           -------             ------             ------
Total dividends and distributions to shareholders             (0.51)            (0.11)             (0.13)                --
                                                            -------           -------             ------             ------
Redemption fee ..................................              0.05              0.20                 --                 --
                                                            -------           -------             ------             ------
Net asset value, end of period ..................           $ 15.36           $ 15.87             $10.57             $ 9.43
                                                            =======           =======             ======             ======
Total investment return(3) ......................              0.06%            51.51%             13.87%             (5.70%)
                                                            =======           =======             ======             ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......           $49,823           $11,244             $  310             $  231
Ratio of expenses to average net assets
   (including dividend  expense)(1) .............              3.33%             3.44%              3.44%              3.16%(4)
Ratio of expenses to average net assets
   (excluding dividend expense)(1) ..............              2.74%             2.72%              3.08%              2.75%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements ...              3.12%             4.35%             21.96%             26.61%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements
   (including dividend expense) .................              3.71%             5.07%             22.32%             27.02%
Ratio of net investment income to average
   net assets(1) ................................             (1.44%)            0.24%              0.90%              1.32%(4)
Portfolio turnover rate .........................            102.56%           332.25%            363.34%            218.41%


(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Small Cap Value Fund II ("Small Cap Fund II") and Boston Partners Long/Short Equity Fund ("Long/Short Equity Fund") (each a "Fund", collectively the "Funds"). The Funds each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of thirteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations. The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Small Cap Fund II, which commenced investment operations on July 1, 1998 and the Long/Short Equity Fund, which commenced investment operations on November 17, 1998.

     At a Special Meeting of Shareholders held on February 25, 2002, the shareholders of the Boston Partners Bond Fund (the "Bond Fund"), a series of RBB, approved the liquidation and termination of the Bond Fund pursuant to a Plan of Liquidation and Termination. As a result, the Bond Fund was liquidated and its assets distributed to shareholders on February 25, 2002.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

     For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2000, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year (September 1, 2001).

     SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until a Fund replaces a bor-

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


rowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses aretranslated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Small Cap Fund II's average daily net assets and 2.25% of the Long/Short Equity Fund's average daily net assets, each accrued daily and payable monthly.

     The adviser has agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses to the extent that such expenses exceeded 1.00% and 1.25% of the Large Cap Fund and the Mid Cap Funds' average daily net assets for the Institutional and Investor Classes, respectively. Prior to January 1, 2002, the adviser agreed to waive advisory fees and reimburse expenses to the Investor Class to the extent that total annual Fund operating expenses exceeded 1.22%. The adviser has agreed to limit the Small Cap Fund II's total operating expenses to the extent that such expenses exceed 1.55% and 1.80% of the Small Cap Fund II's average daily net assets for the Institutional and Investor Classes, respectively. Prior to January 1, 2002, the adviser agreed to waive advisory fees and reimburse expenses to the Investor Class to the extent that total annual Fund operating expenses exceeded 1.77%. The adviser has agreed to limit the Long/Short Equity Fund's total operating expenses to the extent that such expenses exceed 2.50% and 2.75%, excluding short sale dividend expense of the Long/Short Equity Fund's average daily net assets for the Institutional and Investor Classes, respectively. Prior to January 1, 2002, the adviser agreed to waive advisory fees and reimburse expenses to the Investor Class to the extent that total annual Fund operating expenses exceeded 2.72%. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. For the year ended August 31, 2001, investment advisory fees, waivers and reimbursements of expenses were as follows:

                                              GROSS                                    NET                 EXPENSE
FUND                                      ADVISORY FEES            WAIVERS         ADVISORY FEES         REIMBURSEMENT
----                                      ------------            ---------        -------------         -------------
Large Cap Fund                             $  166,987             $(66,945)           $100,042               $--
Mid Cap Fund                                  364,997              (89,175)            275,822                --
Small Cap Fund II                           1,945,043              (11,887)          1,933,156                --
Long/Short Equity Fund                        589,438              (83,777)            505,661                --

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets with a minimum of $75,000 annually. In addition, PFPC serves as the Funds' transfer and dividend disbursing agent.

     PFPC Distributors, Inc., provides certain administrative services to the Institutional Class of the Funds. As compensation for such administrative services, PFPC Distributors, Inc. is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Institutional Class Shares. PFPC Distributors, Inc. is currently waiving fees in excess of 0.03% of the average daily net assets of each Fund's Institutional Class Shares. Since January 1, 2002, PFPC Distributors, Inc., provides certain administrative services to the Investor Class of the Funds. As compensation for such administrative services, PFPC Distributors, Inc. is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Investor Class Shares. PFPC Distributors, Inc. is currently waiving fees in excess of 0.03% of the average daily net assets of each Fund's Investor Class Shares. Additionally, PFPC Distributors, Inc. receives a fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For this period, administrative services fees and waivers were as follows:


                                                         GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                                                         SERVICES FEES         WAIVERS        SERVICES FEES
----                                                     --------------------     ----------  ------------------
Large Cap Fund                                                 $ 31,358           $(25,060)         $ 6,298
Mid Cap Fund                                                     67,363            (53,819)          13,544
Small Cap Fund II                                               119,019            (95,200)          23,819
Long/Short Equity Fund                                           33,765            (26,992)           6,773

     PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds. As compensation for such custodial services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets.

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities held, both long and/or short, at February 28, 2002, were $47,313,815, $68,838,992,
$416,464,020 and $14,448,017, respectively, for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II and the Long/Short Equity Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                                                              NET APPRECIATION/
FUND                                                       APPRECIATION       DEPRECIATION    (DEPRECIATION)
----                                                       ------------       ------------   -----------------
Large Cap Fund                                              $ 3,679,060       $ (3,813,718)      $ (134,658)
Mid Cap Fund                                                  7,803,099         (2,830,784)       4,972,315
Small Cap Fund II                                            41,564,353        (27,199,562)      14,364,791
Long/Short Equity Fund                                       10,478,912         (9,300,136)       1,178,776

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


     For the six months ended February 28, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                             INVESTMENT SECURITIES
                                        -------------------------------
FUND                                     PURCHASES            SALES
----                                    ------------       ------------
Large Cap Fund                          $ 23,880,213       $ 20,542,272
Mid Cap Fund                              45,012,117         89,619,487
Small Cap Fund II                        302,827,974        123,778,230
Long/Short Equity Fund*                  112,524,506         49,029,374

--------------
* The Long/Short Equity Fund does not include purchases of $137,652,643 to cover short sales and received proceeds of $83,360,791 from sales of short securities.

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 2002, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                            LARGE CAP VALUE FUND
                   -----------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED            FOR THE            FOR THE SIX MONTHS ENDED          FOR THE
                       FEBRUARY 28, 2002             YEAR ENDED               FEBRUARY 28, 2002            YEAR ENDED
                          (UNAUDITED)              AUGUST 31, 2001               (UNAUDITED)             AUGUST 31, 2001
                   ------------------------    ------------------------    ------------------------   ----------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS           INVESTOR CLASS            INVESTOR CLASS
                   ------------------------    ------------------------    ------------------------   ----------------------
                     SHARES        VALUE         SHARES        VALUE       SHARES          VALUE       SHARES       VALUE
                   ----------   -----------    ----------   -----------    --------     -----------   --------   -----------
Sales ............    316,934   $ 3,935,467       190,878   $ 2,585,670    542,048     $ 7,209,662     312,891   $ 4,282,818
Repurchases ......   (218,065)   (2,664,262)     (441,950)   (6,104,319)  (448,097)     (5,939,693)   (155,263)   (2,085,842)
Reinvestments ....    433,492     5,245,258       124,328     1,623,726     49,147         605,000       6,690        88,769
                     --------   -----------      --------   -----------   --------     -----------    --------   -----------
Net Increase /
     (Decrease) ..    532,361   $ 6,516,463      (126,744)  $(1,894,923)   143,098     $ 1,874,969     164,318   $ 2,285,745
                     ========   ===========      ========   ===========   ========     ===========    ========   ===========



                                                              MID CAP VALUE FUND
                   ---------------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED            FOR THE            FOR THE SIX MONTHS ENDED          FOR THE
                       FEBRUARY 28, 2002             YEAR ENDED               FEBRUARY 28, 2002            YEAR ENDED
                          (UNAUDITED)              AUGUST 31, 2001               (UNAUDITED)             AUGUST 31, 2001
                   ------------------------    ------------------------   ------------------------    ----------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS           INVESTOR CLASS            INVESTOR CLASS
                   ------------------------    ------------------------   ------------------------    ----------------------
                     SHARES        VALUE         SHARES        VALUE       SHARES         VALUE        SHARES        VALUE
                   ----------  ------------    ----------  ------------   --------       ---------    --------     ---------
Sales ............    405,034  $  4,972,940     1,222,056  $ 14,291,790     48,818       $ 562,508      56,432     $ 700,197
Repurchases ...... (4,213,400)  (49,342,857)   (5,084,310)  (60,950,610)   (50,136)       (583,059)    (80,261)     (986,871)
Reinvestments ....  1,156,939    12,448,662        54,922       621,164     21,328         227,574         512         5,738
                   ----------  ------------    ----------  ------------    -------       ---------    --------     ---------
Net Increase /
     (Decrease) .. (2,651,427) $(31,921,255)   (3,807,332) $(46,037,656)    20,010       $ 207,023     (23,317)    $(280,936)
                   ==========  ============    ==========  ============    =======       =========    ========     =========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

                                                         SMALL CAP VALUE FUND II
                   -----------------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED            FOR THE            FOR THE SIX MONTHS ENDED            FOR THE
                       FEBRUARY 28, 2002             YEAR ENDED               FEBRUARY 28, 2002              YEAR ENDED
                          (UNAUDITED)              AUGUST 31, 2001               (UNAUDITED)               AUGUST 31, 2001
                   ------------------------    ------------------------   ------------------------   -------------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS           INVESTOR CLASS              INVESTOR CLASS
                   ------------------------    ------------------------   ------------------------   -------------------------
                     SHARES        VALUE         SHARES        VALUE       SHARES        VALUE         SHARES        VALUE
                   ----------   -----------    ----------   -----------   ----------  ------------   ----------   ------------
Sales ............  1,807,849   $30,651,683     1,320,141   $20,704,925   16,457,464  $275,384,101   14,835,063   $242,115,972
Repurchases ......   (352,243)   (5,536,003)     (246,348)   (3,836,473)  (8,045,388) (126,516,012)  (1,381,975)   (22,035,417)
Reinvestments ....     25,072       433,751         8,673        99,306      219,187     3,772,212        1,365         15,590
                   ----------   -----------    ----------   -----------   ----------  ------------   ----------   ------------
Net Increase .....  1,480,678   $25,549,431     1,082,466   $16,967,758    8,631,263  $152,640,301   13,454,453   $220,096,145
                    =========   ===========     =========   ===========    =========  ============   ==========   ============


                                                          LONG/SHORT EQUITY FUND
                   -----------------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED            FOR THE            FOR THE SIX MONTHS ENDED            FOR THE
                       FEBRUARY 28, 2002             YEAR ENDED               FEBRUARY 28, 2002              YEAR ENDED
                          (UNAUDITED)              AUGUST 31, 2001               (UNAUDITED)               AUGUST 31, 2001
                   ------------------------    ------------------------   ------------------------   -------------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS           INVESTOR CLASS              INVESTOR CLASS
                   ------------------------    ------------------------   ------------------------   -------------------------
                     SHARES        VALUE         SHARES        VALUE       SHARES        VALUE         SHARES        VALUE
                   ----------   -----------    ----------  ------------   ----------  ------------   ----------   ------------
Sales ............  2,429,766   $38,015,244     2,759,006  $ 40,812,603    2,881,087   $44,871,907    1,091,725   $16,103,937
Repurchases ......   (562,149)   (8,616,906)   (1,233,732)  (17,535,722)    (367,779)   (5,680,663)    (412,662)   (5,847,691)
Reinvestments ....     67,469     1,019,462         1,097        13,874       21,567       325,669          224         2,836
                    ---------   -----------    ----------  ------------    ---------   -----------    ---------   ------------
Net Increase .....  1,935,086   $30,417,800     1,526,371  $ 23,290,755    2,534,875   $39,516,913      679,287   $10,259,082
                    =========   ===========     =========  ============    =========   ===========    =========   ===========


     There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the Small Cap Fund II. For the period September 1, 2001 through February 28, 2002 these fees amounted to $124,905 in the Institutional class and $1,043,829 in the Investor class. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the Long/Short Equity Fund. For the period September 1, 2001 through February 28, 2002 these fees amounted to $133,722 in the Institutional class and $56,432 in the Investor class. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders and recorded as paid in capital.

     On February 28, 2002 one shareholder held approximately 18% of the outstanding shares of the Large Cap Value Fund Institutional Class, and one shareholder held approximately 7% of the outstanding shares of the Mid Cap Value Fund Institutional Class.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


5.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of February 28, 2002, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                      ACCUMULATED
                                              UNDISTRIBUTED          NET REALIZED             ADDITIONAL
                                             NET INVESTMENT           GAIN/(LOSS)               PAID-IN
                                              INCOME (LOSS)         ON INVESTMENTS              CAPITAL
                                             --------------         --------------             ---------
     Mid Cap Value Fund ................        $  54,065                      --              $(54,065)
     Small Cap Value Fund II ...........        1,512,358             $(1,512,358)                   --
     Long/Short Equity Fund ............          333,486                (333,486)                   --

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.




UNION BUG HERE